UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2022—January 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   January 31, 2023
Vanguard Energy Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, Vanguard Energy Fund returned 16.72% for Investor Shares and 16.83% for Admiral Shares. It outpaced the 11.88% return of its benchmark index.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings around much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	Sticky inflation, dramatic rate hikes, and fears of a recession weighed heavily on sentiment in the stock market. Energy was one of the few sectors that posted positive returns for the 12-month period.
•	The fund’s stock selection in integrated oil and gas companies lagged those in the benchmark. That and the fund’s underweight to that sector were the largest detractors to relative performance. However, this was more than offset by stock selection in other sectors—notably in oil and gas refining and marketing, and electric utilities—that boosted absolute and relative results. The fund’s overweight to oil and gas exploration and production also helped relative performance.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

Advisor’s Report
Investment Strategy
Vanguard Energy Fund focuses on long-term total return through exposure to diversified energy companies. We believe that the future of energy will become increasingly carbon-free and therefore take a comprehensive approach to defining opportunities in the evolving sector.
Our custom energy and utilities benchmark, which is meant to represent the breadth of this opportunity, is a market-cap-weighted index of the holdings in the existing MSCI ACWI Energy and MSCI ACWI Utilities indexes, which seek to measure the performance of energy-related and utility equities, respectively, in developed and emerging markets. We invest in a diverse set of subindustries, including integrated oil, oil and gas exploration and production, refining and marketing, energy equipment and services, electric networks, natural gas networks, and independent, renewable power. Our portfolio represents the energy sector as a whole, though the weightings of the underlying subindustries reflect the relative attractiveness of stocks within them.
Investment environment
During the 12 months ended January 31, 2023, global equities as represented by the MSCI All Country World Index returned –7.54%. In contrast, our custom energy and utilities benchmark returned 11.88%.
In 2022, energy prices continued to exhibit strength, supported by an undersupplied market and the ongoing conflict between Russia and Ukraine. While demand is slowly returning to pre-pandemic levels, particularly with China’s reopening, oil producer discipline remains intact. OPEC+ continues to manage the market, while U.S. producers maintain their recently acquired preference for shareholder distributions over increasing volumes. This dynamic remains in place heading into 2023, with the added prospect of tightening OPEC+ spare capacity and the expected end of withdrawals from the U.S. Strategic Petroleum Reserve.
Our successes and shortfalls
The fund returned 16.72% for Investor Shares, outpacing the benchmark return of 11.88% during the 12-month period. Security selection decisions contributed to relative outperformance, while sector allocation, a result of our stock selection process, detracted.
Strong stock selection in the refining and marketing sector added to positive relative performance. From an allocation perspective, the fund’s overweight to integrated oils was a detractor.
On an individual security basis, an overweight to Marathon Petroleum and not owning Gazprom added the most value, while not owning ExxonMobil and an overweight to Lukoil detracted the most.
Marathon Petroleum is a U.S. petroleum refining, marketing, and transportation company. Shares outperformed during the period as the company reported strong

2

results and executed a significant share buyback. Marathon’s adjusted earnings and revenues beat estimates, benefiting from a tight supply-demand balance for refined products. Gazprom, the Russian multinational energy company, had its international shares delisted from major stock exchanges following the Russian invasion of Ukraine.
Not owning ExxonMobil weighed on relative performance over the period as the company performed well, aided by high oil and gas prices and record high refining margins. Nevertheless, looking forward, we continue to prefer the European majors (Shell, BP, TotalEnergies) relative to the U.S. leaders (ExxonMobil and Chevron) for three key reasons: The European companies currently offer more attractive valuations, lower dividend payout ratios, and more explicit strategies attempting to address the energy transition.
We are particularly bullish on Shell and BP because of their leadership positions in liquefied natural gas (LNG) and strong customer-facing businesses. Currently, Shell and BP offer superior valuations and high free cash flow yields after dividends. Now that their balance sheets are in relatively strong positions, we expect continued and significant share buybacks in 2023.
The fund’s positioning
While there are still uncertainties about the pace and shape of the global economic recovery, we believe that oil supply and demand balances will remain relatively tight as we enter 2023, offering a supportive backdrop for energy stocks. We anticipate tight supply will be driven by ongoing discipline from OPEC+, sanctions on Russian oil, and continuing capital discipline from U.S. shale producers, while China’s earlier-than-expected emergence from its zero-COVID policy should support stronger-than-expected full-year demand.
A warm start to winter has pushed near-term natural gas prices lower globally. As a result of the more favorable backdrop for oil over natural gas, we have shifted positioning more toward oil-leveraged stocks (such as Diamondback Energy) and away from gas-leveraged stocks (such as EQT Corporation). However, in the long term, we remain positive on global gas and LNG fundamentals and so retain large positions in major gas and LNG suppliers, notably Shell, BP, TotalEnergies, and Equinor.
The disruptions in energy supply caused by Russia’s invasion of Ukraine have led governments globally to reassess energy security and redouble efforts toward domestic energy supply. Added to the megatrend of decarbonization, this means that carbon-free domestic electricity is now experiencing multiple major tailwinds. The support for solar, wind, battery storage, and nuclear power in the U.S. Inflation Reduction Act (IRA), the extension of nuclear power plant lives in Europe, and Europe’s planned response to the U.S. IRA are all evidence of strong and lasting support for clean electricity and decarbonization. To benefit from this
3

megatrend, the fund retains a meaningful position in clean energy infrastructure, concentrated in electricity networks and clean energy generation.
Over the long term, we believe that the growth and stability provided by clean energy exposure, combined with the higher yet more volatile returns provided by oil and gas equities, will allow the fund to deliver attractive risk-adjusted returns.
G. Thomas Levering,
Senior Managing Director,
Global Industry Analyst
Wellington Management Company llp
February 10, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Energy Fund
Investor Shares	$1,000.00	$1,089.20	$2.53
Admiral™ Shares	1,000.00	1,089.60	2.11
Based on Hypothetical 5% Yearly Return
Energy Fund
Investor Shares	$1,000.00	$1,022.79	$2.45
Admiral Shares	1,000.00	1,023.19	2.04
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Energy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Energy Fund Investor Shares	16.72%	0.13%	0.72%	$10,747
Spliced Energy Index	11.88	-2.23	-0.84	9,194
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581
Spliced Energy Index: MSCI All Country World Energy Index through October 20, 2020; MSCI All Country World Energy + Utilities Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Energy Fund Admiral Shares	16.83%	0.21%	0.80%	$54,137
Spliced Energy Index	11.88	-2.23	-0.84	45,972
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	157,905
See Financial Highlights for dividend and capital gains information.
7

Energy Fund
Fund Allocation
As of January 31, 2023
United States	53.4%
United Kingdom	17.9
France	9.9
Canada	6.5
Italy	3.3
Spain	2.4
Norway	2.0
India	1.6
Germany	1.3
Brazil	1.0
Other	0.7
The table reflects the fund’s investments, except for short-term investments.
8

Energy Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.1%)
Brazil (1.0%)
	Petroleo Brasileiro SA	10,733,525	62,291
Canada (6.4%)
	Cenovus Energy Inc.	9,517,662	190,163
[1]	Enbridge Inc.	3,586,487	146,851
	ARC Resources Ltd.	1,735,762	20,168
	TC Energy Corp.	426,524	18,378
	TC Energy Corp. (XTSE)	398,407	17,187
			392,747
China (0.7%)
	China Yangtze Power Co. Ltd. Class A	13,244,460	40,793
France (9.8%)
	TotalEnergies SE	4,006,239	247,669
	Engie SA (XPAR)	12,909,716	183,316
	TotalEnergies SE ADR	2,761,952	171,352
			602,337
Germany (1.3%)
	RWE AG	1,840,525	81,938
India (1.6%)
	Power Grid Corp. of India Ltd.	37,222,540	98,779
Italy (3.3%)
	Tenaris SA	6,229,860	110,398
	Enel SpA	15,780,455	92,917
			203,315
Norway (2.0%)
	Equinor ASA	3,973,475	121,098
Russia (0.0%)
*,2	LUKOIL PJSC ADR	1,423,477	—
Spain (2.4%)
	Iberdrola SA (XMAD)	12,033,572	141,175
	Iberdrola SA	201,835	2,358
			143,533
United Kingdom (17.7%)
	Shell plc (XLON)	11,675,963	342,780
	BP plc	45,226,687	273,181
	Shell plc ADR	3,863,908	227,237
	BP plc ADR	3,529,398	127,870
	National Grid plc	8,844,572	112,440
			1,083,508
		Shares	Market Value• ($000)
United States (52.9%)
	Marathon Petroleum Corp.	3,629,400	466,450
	ConocoPhillips	3,719,886	453,343
	Duke Energy Corp.	1,751,647	179,456
	Diamondback Energy Inc.	1,114,821	162,898
	NextEra Energy Inc.	2,167,740	161,778
	Exelon Corp.	3,768,354	158,987
	EOG Resources Inc.	1,167,829	154,445
	Coterra Energy Inc.	6,120,212	153,189
	Southern Co.	2,087,721	141,297
	FirstEnergy Corp.	3,334,765	136,559
	Chesapeake Energy Corp.	1,507,060	130,692
	Sempra Energy (XNYS)	799,397	128,167
	American Electric Power Co. Inc.	1,313,994	123,463
	Edison International	1,746,546	120,337
	Williams Cos. Inc.	3,153,024	101,654
	Schlumberger NV	1,519,225	86,565
	Constellation Energy Corp.	897,726	76,630
	CenterPoint Energy Inc.	2,528,118	76,147
	Targa Resources Corp.	983,114	73,753
*	First Solar Inc.	354,172	62,901
	Avangrid Inc.	1,106,747	46,672
	Pioneer Natural Resources Co.	188,653	43,456
			3,238,839
Total Common Stocks (Cost $4,404,902)			6,069,178
Temporary Cash Investments (2.8%)
Money Market Fund (1.8%)
[3,4]	Vanguard Market Liquidity Fund 4.437%	1,097,977	109,787
9

Energy Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (1.0%)
NatWest Markets plc, 4.260%, 2/1/23 (Dated 1/31/23, Repurchase Value $62,907,000, collateralized by U.S. Treasury Note/Bond 2.375%, 4/30/26, with a value of $64,158,000)	62,900	62,900
Total Temporary Cash Investments (Cost $172,686)		172,687
Total Investments (101.9%) (Cost $4,577,588)		6,241,865
Other Assets and Liabilities—Net (-1.9%)		(115,896)
Net Assets (100%)		6,125,969
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $104,411,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $109,650,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Energy Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,467,802)	6,132,078
Affiliated Issuers (Cost $109,786)	109,787
Total Investments in Securities	6,241,865
Investment in Vanguard	228
Foreign Currency, at Value (Cost $180)	179
Receivables for Investment Securities Sold	18,377
Receivables for Accrued Income	6,644
Receivables for Capital Shares Issued	2,325
Total Assets	6,269,618
Liabilities
Due to Custodian	1,622
Payables for Investment Securities Purchased	18,388
Collateral for Securities on Loan	109,650
Payables to Investment Advisor	4,127
Payables for Capital Shares Redeemed	5,138
Payables to Vanguard	825
Deferred Foreign Capital Gains Taxes	3,899
Total Liabilities	143,649
Net Assets	6,125,969
1 Includes $104,411,000 of securities on loan.
At January 31, 2023, net assets consisted of:

Paid-in Capital	4,882,222
Total Distributable Earnings (Loss)	1,243,747
Net Assets	6,125,969

Investor Shares—Net Assets
Applicable to 41,994,923 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,949,974
Net Asset Value Per Share—Investor Shares	$46.43

Admiral Shares—Net Assets
Applicable to 47,934,110 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,175,995
Net Asset Value Per Share—Admiral Shares	$87.12

See accompanying Notes, which are an integral part of the Financial Statements.
11

Energy Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends[1]	300,110
Interest[2]	1,220
Securities Lending—Net	158
Total Income	301,488
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,871
Performance Adjustment	3,520
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,280
Management and Administrative—Admiral Shares	6,026
Marketing and Distribution—Investor Shares	111
Marketing and Distribution—Admiral Shares	158
Custodian Fees	98
Auditing Fees	31
Shareholders’ Reports—Investor Shares	84
Shareholders’ Reports—Admiral Shares	41
Trustees’ Fees and Expenses	2
Other Expenses	348
Total Expenses	23,570
Expenses Paid Indirectly	(9)
Net Expenses	23,561
Net Investment Income	277,927
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	264,307
Foreign Currencies	(2,045)
Realized Net Gain (Loss)	262,262
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	339,360
Foreign Currencies	279
Change in Unrealized Appreciation (Depreciation)	339,639
Net Increase (Decrease) in Net Assets Resulting from Operations	879,828
1	Dividends are net of foreign withholding taxes of $12,111,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $50,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $38,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($321,000).

See accompanying Notes, which are an integral part of the Financial Statements.
12

Energy Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	277,927	177,015
Realized Net Gain (Loss)	262,262	116,270
Change in Unrealized Appreciation (Depreciation)	339,639	1,155,587
Net Increase (Decrease) in Net Assets Resulting from Operations	879,828	1,448,872
Distributions
Investor Shares	(85,883)	(57,404)
Admiral Shares	(187,798)	(119,222)
Total Distributions	(273,681)	(176,626)
Capital Share Transactions
Investor Shares	(18,400)	(14,569)
Admiral Shares	159,170	7,935
Net Increase (Decrease) from Capital Share Transactions	140,770	(6,634)
Total Increase (Decrease)	746,917	1,265,612
Net Assets
Beginning of Period	5,379,052	4,113,440
End of Period	6,125,969	5,379,052

See accompanying Notes, which are an integral part of the Financial Statements.
13

Energy Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$41.64	$31.66	$43.28	$47.85	$55.62
Investment Operations
Net Investment Income[1]	2.099	1.364	1.449	1.519	1.300
Net Realized and Unrealized Gain (Loss) on Investments	4.807	10.019	(11.669)	(4.524)	(7.788)
Total from Investment Operations	6.906	11.383	(10.220)	(3.005)	(6.488)
Distributions
Dividends from Net Investment Income	(2.116)	(1.403)	(1.400)	(1.565)	(1.282)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.116)	(1.403)	(1.400)	(1.565)	(1.282)
Net Asset Value, End of Period	$46.43	$41.64	$31.66	$43.28	$47.85
Total Return[2]	16.72%	36.33%	-23.55%	-6.55%	-11.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,950	$1,771	$1,363	$1,793	$2,265
Ratio of Total Expenses to Average Net Assets[3]	0.46%[4]	0.41%	0.37%	0.32%	0.37%
Ratio of Net Investment Income to Average Net Assets	4.70%	3.68%	4.49%	3.20%	2.42%
Portfolio Turnover Rate	16%	14%	55%	48%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.02%, (0.02%), (0.06%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.46%.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Energy Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$78.12	$59.39	$81.18	$89.77	$104.35
Investment Operations
Net Investment Income[1]	4.014	2.615	2.787	2.926	2.511
Net Realized and Unrealized Gain (Loss) on Investments	9.026	18.794	(21.903)	(8.512)	(14.600)
Total from Investment Operations	13.040	21.409	(19.116)	(5.586)	(12.089)
Distributions
Dividends from Net Investment Income	(4.040)	(2.679)	(2.674)	(3.004)	(2.491)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.040)	(2.679)	(2.674)	(3.004)	(2.491)
Net Asset Value, End of Period	$87.12	$78.12	$59.39	$81.18	$89.77
Total Return[2]	16.83%	36.43%	-23.47%	-6.50%	-11.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,176	$3,608	$2,751	$4,388	$5,606
Ratio of Total Expenses to Average Net Assets[3]	0.38%[4]	0.33%	0.29%	0.24%	0.29%
Ratio of Net Investment Income to Average Net Assets	4.78%	3.76%	4.60%	3.28%	2.50%
Portfolio Turnover Rate	16%	14%	55%	48%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.02%, (0.02%), (0.06%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.38%.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Energy Fund
Notes to Financial Statements
Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of
16

Energy Fund
prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the
17

Energy Fund
higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI ACWI Energy Index for periods prior to October 21, 2020, and to the current benchmark MSCI ACWI Energy + Utilities Index, beginning October 21, 2020, for the preceding three years. The benchmark change will be fully phased in by October 2023. For the year ended January 31, 2023, the investment advisory fee paid represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $3,520,000 (0.06%) based on performance.
18

Energy Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $228,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2023, these arrangements reduced the fund’s expenses by $9,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,693,877	—	—	3,693,877
Common Stocks—Other	526,459	1,848,842	—	2,375,301
Temporary Cash Investments	109,787	62,900	—	172,687
Total	4,330,123	1,911,742	—	6,241,865
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
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Energy Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,515
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(426,695)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,658,927
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	273,681	176,626
Long-Term Capital Gains	—	—
Total	273,681	176,626
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,579,311
Gross Unrealized Appreciation	1,800,978
Gross Unrealized Depreciation	(138,423)
Net Unrealized Appreciation (Depreciation)	1,662,555
G.	During the year ended January 31, 2023, the fund purchased $1,112,425,000 of investment securities and sold $947,361,000 of investment securities, other than temporary cash investments.
20

Energy Fund
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	545,067	12,243	433,225	11,662
Issued in Lieu of Cash Distributions	79,747	1,759	53,100	1,381
Redeemed	(643,214)	(14,541)	(500,894)	(13,551)
Net Increase (Decrease)—Investor Shares	(18,400)	(539)	(14,569)	(508)
Admiral Shares
Issued	1,135,398	13,603	851,809	12,163
Issued in Lieu of Cash Distributions	166,639	1,960	105,042	1,455
Redeemed	(1,142,867)	(13,815)	(948,916)	(13,745)
Net Increase (Decrease)—Admiral Shares	159,170	1,748	7,935	(127)
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Energy Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Energy Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
Pending Client Information
For corporate shareholders, 51.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $257,616,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
23

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q510 032023

Annual Report  |  January 31, 2023
Vanguard Global Capital Cycles Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global Capital Cycles Fund returned 13.81% for the 12 months ended January 31, 2023, more than 17 percentage points higher than its performance benchmark, the S&P Global BMI Metals & Mining 25% Weighted Index.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation across much of the world continued climbing to multidecade highs amid supply-chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	In this environment, the majority of the sectors the fund invests in had positive returns. Strong stock selection in materials and financials, the two largest sectors, contributed most to the fund’s outperformance. Real estate was the biggest net detractor.
•	By market, U.S. and U.K. stocks contributed the most to performance, while an underweight allocation to Australia proved a net detractor.
•	Over the decade ended January 31, 2023, the fund’s average annual return of –0.49% lagged the 0.15% return of its spliced benchmark index.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

Advisor’s Report
For the 12 months ended January 31, 2023, Vanguard Global Capital Cycles Fund returned 13.81%, net of fees and expenses, outperforming the –3.30% return of the S&P Global BMI Metals & Mining 25% Weighted Index.
The investment environment
Global equities, as measured by the MSCI All Country World Index, declined for the 12-month period as markets were rattled by slowing global economic growth, increased inflation, rising interest rates, and the resurgence of COVID-19 in some countries.
Equities opened the year lower as volatility spiked sharply, driven by rising geopolitical instability and tighter monetary policy enacted to address accelerating inflation. Following Russia’s large-scale military attack on Ukraine, severe economic sanctions largely cut off the Russian economy from global financial markets and limited the ability of the Russian central bank to take counteractive measures.
Global equities fell sharply in the second quarter amid continued elevated volatility as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, and constrained supply chains. Global equities fell in the third quarter as risk-off sentiment was driven by higher inflation, rising interest rates, geopolitical turmoil, and growing signs of a global economic slowdown. During the third quarter the Federal Reserve hiked its target interest rate by 150 basis points (bps) in an effort to rein in decades-high inflation, while the European Central Bank ended its negative interest rate policy, raising rates by 125 bps. (A basis point is one-hundredth of a percentage point.)
Stocks rallied in the final months of the period as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest rate hikes. In contrast, market sentiment was dented by anxiety about tighter central bank policy amid weakening global economic growth and cautious corporate commentary that added to signs of recession. Chinese equities soared after investors grew bullish on China’s economic outlook for 2023 following the government’s abrupt COVID-19 pivot that ended mass testing, lockdowns, and quarantine for international travelers.
The fund’s successes
Both security selection and sector allocation drove relative outperformance in aggregate over the period. Strong security selection within materials (Glencore, Livent), financials (UniCredit, Intact Financial), and industrials (BWX Technologies, Fluor) contributed to performance. An underweight allocation to information technology and an overweight allocation to materials also contributed.
The fund’s largest relative contributors included overweight positions in Glencore (materials) and Schlumberger (energy).
Glencore shares ended the period higher as the U.K.-based mining and commodity

2

trading company generated record profits on the back of soaring coal prices. We believe the company has everything necessary to benefit from the energy transition as we shift from an energy-intensive economy to a metals-intensive one. Moreover, there will be increased buildout of electricity grids, which will require metals such as copper. The company has communicated a strategy to run down its coal portfolio and use cash flow to reinvest in its portfolio of energy-transition metals. Therefore, we expect the compelling story of environmental, social, and governance (ESG) improvement to expand the pool of potential investors.
Shares of Schlumberger advanced during the period. The U.S.-based oilfield services company reported third-quarter earnings that beat expectations and raised guidance for the rest of 2022 as overseas drilling accelerated following North America’s lead amid tight global supply. Schlumberger changed its name to SLB and rebranded as a technology company to go after more work in the clean-energy space. The company plans to continue operating its legacy oil and gas business while expanding into technologies that will help companies curb emissions of carbon dioxide and methane.
The fund’s shortfalls
Although security selection and sector allocation contributed to relative performance in aggregate, selection within real estate and information technology detracted, as did the fund’s underweight to consumer staples.
The fund’s largest relative detractors included overweight positions in Medical Properties Trust (real estate) and Intel (information technology).
Shares of Medical Properties Trust ended the period lower as higher interest rates and market conditions weighed heavily on health care real estate. The company also faced additional pressure due to concerns about the financial health of its top tenant. We eliminated our position given negative press driving the stock price lower and our belief that there is little opportunity for long-term growth.
Intel shares declined over the period. The chipmaker’s fourth-quarter results missed consensus estimates, driven by lower sales as demand for personal computers retreated from the COVID-19 boom. Management also announced a weaker-than-expected forecast and declined to provide a full-year forecast due to the uncertainty of the current environment. We continue to hold our position as we believe the company has improving business fundamentals at a cheap valuation.
The fund’s positioning and investment strategy
Toward the end of the year, improvements in global supply chains helped ease inflationary pressures, although geopolitical tensions heightened as the war in Ukraine escalated and global trade relations were stressed.
We believe that several of the driving forces behind higher levels of inflation are not transitory but structural. On the goods
3

side, this includes increased environmental regulation and the recent efforts of reshoring as opposed to offshoring, which has been amplified by additional political protectionism. On the services side, we are seeing inflation expectations already feeding through to higher wage growth, while lower participation rates post-COVID and overall demographic changes point toward higher service inflation in the future.
Importantly, we do not expect inflation to move higher in a linear manner. Rather, we expect a more volatile inflationary environment with a higher trend over time—and this transition is already underway. However, given current levels, we see signs that annual inflation should slow in the near term due to the global cyclical slowdown over the next three to six months and global easing in supply-chain bottlenecks.
Our framework continues to identify several compelling dislocations in inflation-sensitive companies in traditional energy and metal sectors as well as in financials, particularly insurance and European banks. We also see attractive opportunities in actors of the energy transition, including along the electric vehicle (EV) value chain, in electric utilities, and in energy services.
With regard to energy and metal producers, we believe the global energy transition will require substantial capital spending and infrastructure development through midcentury, dwarfing previous landmark economic stimulus plans. We think the combination of outsized spending, policy tailwinds, and shifting consumer and investor attitudes will kick-start this new capital cycle. In the first stages, renewable energy, EVs, and battery storage will use large volumes of energy, raw materials, and base metals. Therefore, the demand for these raw materials is set to grow commensurately, requiring additional supply.
Indeed, project pipelines are thin for most base metals following years of underinvestment, and as such we expect market tightness. The metals industry overall has been navigating increased scrutiny from stakeholders on ESG issues as well as shifting investor preference for sustainable returns. These dynamics have hampered a traditional supply response, pointing to structurally higher margins from metals producers.
In financials, we believe European banks have the potential to continue to surprise on the upside, further increasing capital returns to shareholders, thanks to accelerating loan growth, expanding margins, and still-attractive valuations.
Demand for EVs, in the short run, has been hampered by rising prices for certain commodities such as lithium, but we believe the trajectory remains unchanged, and the adoption curve remains below our estimates, which we think should lead to further bottlenecks in battery capacity and equipment.
Utility companies have historically been able to pass on inflation to consumers. However, in Europe, with inflation spiking, the energy crisis ongoing, and a recession
4

looming, more regulatory scrutiny is expected, including the potential implementation of a windfall tax. As such, we favor U.S. utilities to their European counterparts and added to American Electric and Exelon this quarter. Longer term, we believe regulators and governments will continue to allow those companies to have similar return structures, as massive investment will be needed, including to modernize the grid.
Keith E. White,
Senior Managing Director
and Equity Portfolio Manager
Wellington Management Company llp
February 10, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2023
Global Capital Cycles Fund	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,178.30	$2.42
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.24
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Global Capital Cycles Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Capital Cycles Fund	13.81%	6.08%	-0.49%	$9,525
Spliced Global Capital Cycles Index	-3.30	3.75	0.15	10,151
MSCI All Country World Index	-7.99	5.53	8.24	22,073
Spliced Global Capital Cycles Index: S&P Global Custom Metals and Mining Index through September 25, 2018; S&P Global BMI Metals & Mining 25% Weighted Index thereafter.
See Financial Highlights for dividend and capital gains information.
8

Global Capital Cycles Fund
Fund Allocation
As of January 31, 2023

United States	27.8%
United Kingdom	26.4
Canada	16.4
China	5.3
Australia	3.8
Japan	3.6
Germany	3.4
Switzerland	2.4
Italy	2.4
Sweden	1.6
Brazil	1.5
Austria	1.5
France	1.4
South Korea	1.0
Other	1.5
The table reflects the fund's investments, except for short-term investments.
9

Global Capital Cycles Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (92.0%)
Australia (3.4%)
[1]	BHP Group Ltd. ADR	409,441	28,722
	BHP Group Ltd. (XASX)	677,588	23,731
			52,453
Austria (1.4%)
[2]	BAWAG Group AG	336,663	20,855
Brazil (1.4%)
	Vale SA Class B ADR	1,154,895	21,573
Canada (15.1%)
	Barrick Gold Corp.	8,017,404	156,740
	Intact Financial Corp.	270,193	39,198
	Endeavour Mining plc	720,255	16,970
	Agnico Eagle Mines Ltd.	286,965	16,208
*	Foran Mining Corp.	314,757	793
			229,909
China (4.9%)
*	Alibaba Group Holding Ltd.	1,762,644	24,234
	Ping An Insurance Group Co. of China Ltd. Class H	2,920,174	22,683
	Contemporary Amperex Technology Co. Ltd. Class A	189,139	13,120
*	Baidu Inc. Class A	633,893	10,656
*	XPeng Inc. Class A	592,432	3,118
			73,811
France (1.3%)
	STMicroelectronics NV	355,632	16,746
	Rubis SCA	103,412	2,894
			19,640
Germany (3.1%)
	Bayer AG (Registered)	545,555	33,958
*	Hypoport SE	98,728	13,450
			47,408
Greece (0.6%)
*	Public Power Corp. SA	1,080,483	8,608
		Shares	Market Value• ($000)
Hong Kong (0.8%)
	AIA Group Ltd.	1,092,248	12,351
Italy (2.2%)
	UniCredit SpA	1,729,248	33,774
Japan (3.3%)
	Panasonic Holdings Corp.	2,446,600	22,688
	Mitsubishi UFJ Financial Group Inc.	2,247,800	16,465
	T&D Holdings Inc.	711,540	11,389
			50,542
South Korea (0.9%)
*	Coupang Inc. Class A	793,662	13,405
Sweden (1.5%)
	SKF AB Class B	1,252,691	22,171
Switzerland (2.2%)
	Novartis AG (Registered)	373,666	33,783
United Kingdom (24.3%)
	Glencore plc	10,251,133	68,651
	Anglo American plc	1,303,992	56,242
[1]	Rio Tinto plc ADR	567,573	45,037
	Unilever plc	811,595	41,310
*	Nomad Foods Ltd.	2,169,446	38,594
	Standard Chartered plc	2,917,552	24,506
*	Haleon plc	6,026,994	24,153
	Centamin plc	14,554,379	19,952
*	Babcock International Group plc	4,009,566	15,148
*	John Wood Group plc	7,774,205	13,629
	Serco Group plc	6,226,714	11,215
	Fresnillo plc	1,020,765	10,369
			368,806
United States (25.6%)
	American Electric Power Co. Inc.	1,074,552	100,965
	BWX Technologies Inc.	1,201,722	73,137
*	Enstar Group Ltd.	175,285	42,472
	Viper Energy Partners LP	1,212,762	38,505
	Schlumberger Ltd.	523,533	29,831
	Merck & Co. Inc.	267,474	28,729
10

Global Capital Cycles Fund
		Shares	Market Value• ($000)
	Intel Corp.	920,517	26,014
	Exelon Corp.	331,845	14,000
*	Diamond Offshore Drilling Inc.	1,165,041	13,351
*	Fluor Corp.	318,722	11,713
	Mosaic Co.	205,876	10,199
*	Metals Acquisition Corp. Warrants Exp. 7/12/26	330,300	233
			389,149
Total Common Stocks (Cost $1,157,924)			1,398,238
Temporary Cash Investments (8.5%)
Money Market Fund (8.5%)
[3,4]	Vanguard Market Liquidity Fund, 4.437% (Cost $128,747)	1,287,611	128,748
Total Investments (100.5%) (Cost $1,286,671)			1,526,986
Other Assets and Liabilities—Net (-0.5%)			(6,973)
Net Assets (100%)			1,520,013
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $24,485,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $20,855,000, representing 1.4% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $25,126,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Global Capital Cycles Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,157,924)	1,398,238
Affiliated Issuers (Cost $128,747)	128,748
Total Investments in Securities	1,526,986
Investment in Vanguard	53
Foreign Currency, at Value (Cost $202)	201
Receivables for Investment Securities Sold	27,958
Receivables for Accrued Income	1,748
Receivables for Capital Shares Issued	854
Total Assets	1,557,800
Liabilities
Due to Custodian	3,464
Payables for Investment Securities Purchased	7,631
Collateral for Securities on Loan	25,126
Payables for Capital Shares Redeemed	634
Payables to Investment Advisor	694
Payables to Vanguard	238
Total Liabilities	37,787
Net Assets	1,520,013
1 Includes $24,485,000 of securities on loan.
At January 31, 2023, net assets consisted of:

Paid-in Capital	3,363,644
Total Distributable Earnings (Loss)	(1,843,631)
Net Assets	1,520,013

Net Assets
Applicable to 122,273,792 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,520,013
Net Asset Value Per Share	$12.43
See accompanying Notes, which are an integral part of the Financial Statements.
12

Global Capital Cycles Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends[1]	48,459
Non-Cash Dividends	5,209
Interest[2]	722
Securities Lending—Net	135
Total Income	54,525
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,037
Performance Adjustment	664
The Vanguard Group—Note C
Management and Administrative	3,024
Marketing and Distribution	72
Custodian Fees	34
Auditing Fees	27
Shareholders’ Reports	58
Trustees’ Fees and Expenses	—
Other Expenses	101
Total Expenses	6,017
Expenses Paid Indirectly	(1)
Net Expenses	6,016
Net Investment Income	48,509
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	104,928
Foreign Currencies	(952)
Realized Net Gain (Loss)	103,976
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	17,807
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	17,828
Net Increase (Decrease) in Net Assets Resulting from Operations	170,313
1	Dividends are net of foreign withholding taxes of $2,027,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $722,000, $53,000, less than $1,000, and (less than $1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized Gain (Loss) is net of foreign capital gains taxes of $3,277,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($3,105,000).
See accompanying Notes, which are an integral part of the Financial Statements.
13

Global Capital Cycles Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,509	43,390
Realized Net Gain (Loss)	103,976	166,516
Change in Unrealized Appreciation (Depreciation)	17,828	41,453
Net Increase (Decrease) in Net Assets Resulting from Operations	170,313	251,359
Distributions
Total Distributions	(44,720)	(42,400)
Capital Share Transactions
Issued	320,924	228,666
Issued in Lieu of Cash Distributions	38,683	36,640
Redeemed	(324,685)	(296,930)
Net Increase (Decrease) from Capital Share Transactions	34,922	(31,624)
Total Increase (Decrease)	160,515	177,335
Net Assets
Beginning of Period	1,359,498	1,182,163
End of Period	1,520,013	1,359,498
See accompanying Notes, which are an integral part of the Financial Statements.
14

Global Capital Cycles Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.28	$9.57	$7.97	$7.62	$10.57
Investment Operations
Net Investment Income[1]	.392	.356	.197	.212	.122
Net Realized and Unrealized Gain (Loss) on Investments	1.134	1.715	1.597	.337	(2.858)
Total from Investment Operations	1.526	2.071	1.794	.549	(2.736)
Distributions
Dividends from Net Investment Income	(.376)	(.361)	(.194)	(.199)	(.214)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.376)	(.361)	(.194)	(.199)	(.214)
Net Asset Value, End of Period	$12.43	$11.28	$9.57	$7.97	$7.62
Total Return[2]	13.81%	21.74%	22.63%	7.11%	-26.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,520	$1,359	$1,182	$1,212	$1,399
Ratio of Total Expenses to Average Net Assets[3]	0.43%[4]	0.36%	0.35%	0.38%	0.33%
Ratio of Net Investment Income to Average Net Assets	3.45%	3.28%	2.43%	2.68%	1.38%
Portfolio Turnover Rate	63%	57%	70%	56%	110%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.05%, (0.01%), (0.03%), 0.00%, and (0.04%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.43%.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Global Capital Cycles Fund
Notes to Financial Statements
Vanguard Global Capital Cycles Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
16

Global Capital Cycles Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
17

Global Capital Cycles Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Custom Global Capital Cycles Index since January 31, 2019. For the year ended January 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net increase of $664,000 (0.05%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $53,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
18

Global Capital Cycles Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	640,631	—	—	640,631
Common Stocks—Other	125,758	631,849	—	757,607
Temporary Cash Investments	128,748	—	—	128,748
Total	895,137	631,849	—	1,526,986
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	845
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	238,916
Capital Loss Carryforwards	(2,084,162)
Qualified Late-Year Losses	—
Other Temporary Differences	770
Total	(1,843,631)
19

Global Capital Cycles Fund
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	44,720	42,400
Long-Term Capital Gains	—	—
Total	44,720	42,400
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,288,098
Gross Unrealized Appreciation	282,981
Gross Unrealized Depreciation	(44,093)
Net Unrealized Appreciation (Depreciation)	238,888
G.  During the year ended January 31, 2023, the fund purchased $846,668,000 of investment securities and sold $885,743,000 of investment securities, other than temporary cash investments.
H.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2023 Shares (000)	2022 Shares (000)

Issued	27,145	21,067
Issued in Lieu of Cash Distributions	3,366	3,333
Redeemed	(28,764)	(27,397)
Net Increase (Decrease) in Shares Outstanding	1,747	(2,997)
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global Capital Cycles Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Capital Cycles Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Tax information (unaudited)
For corporate shareholders, 16.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $37,846,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $191,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $47,029,000 and foreign taxes paid of $6,010,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
22

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q530 032023

Annual Report   |   January 31, 2023
Vanguard Health Care Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, Vanguard Health Care Fund returned 6.57% for Investor Shares and 6.63% for Admiral Shares. These results outpaced the 1.13% return of the fund’s benchmark index.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings across much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	Sticky inflation, dramatic rate hikes, and fears of a recession weighed heavily on sentiment in the stock market. Health care was one of the few sectors that posted positive returns for the 12 months.
•	The fund’s performance relative to the benchmark was bolstered primarily by stock selection, most notably in biotechnology and pharmaceuticals. The fund’s allocations among subsectors, especially an overweight to biotechnology, also boosted relative performance.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

Advisor’s Report
For the 12 months ended January 31, 2023, Vanguard Health Care Fund returned 6.57% for Investor Shares and 6.63% for Admiral Shares. The fund outperformed the 1.13% return of its benchmark index and the –1.67% average return of its Lipper peer fund group.
The investment environment
We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.
Biopharma large-cap was the top-performing subsector in the benchmark during the 12 months, followed by health care services and biopharma mid-cap. Medical technology lagged the broader health care sector. Small-cap biopharmaceuticals are not meaningfully represented in the benchmark.
Our successes
Stock selection contributed positively to the fund’s performance, particularly in the biopharma large-cap and biopharma mid-cap subsectors. From an allocation perspective, our underweight to the underperforming medical technology space contributed to relative performance, as did our overweight to biopharma mid-cap.
Eli Lilly, a biopharma large-cap company, was the fund’s top relative performer.
Shares rose after it received FDA approval for tirzepatide, for the treatment of type 2 diabetes. Compelling pivotal data for non-diabetic obesity also underscored the drug’s long-term value. Furthermore, positive results in the phase 3 trial for an Alzheimer’s drug manufactured by Eisai raised hopes for other anti-amyloid drugs, including Eli Lilly’s donanemab.
Another top contributor was Alnylam Pharmaceuticals, a biopharma large-cap company. Its shares rose after Onpattro—the company’s RNA interference therapy that reduces amyloid deposits in various tissues and organs—met the main goal of a late-stage trial in patients with a form of heart disease. This paves the way for the company to seek wider approval from U.S. regulators.
Not owning biopharma large-cap company Roche Holding AG was also among the top relative contributors. Roche had two research and development disappointments: the failed phase 3 results of its Alzheimer’s studies for gantenerumab, and results from tiragolumab for non-small cell lung cancer treatment that failed to meet the primary co-endpoint of progression-free survival.
Our shortfalls
Stock selection was weakest within the biopharma small-cap subsector. From an allocation perspective, our underweight to the biopharma large-cap space detracted from relative performance.
Not owning Merck & Co., a biopharma large-cap company, for most of the period

2

was the largest detractor. Its shares rose on the back of higher sales guidance for leading immunotherapy cancer treatment Keytruda and human papillomavirus vaccine Gardasil, in addition to R&D success for sotatercept—a drug for pulmonary arterial hypertension that was added to Merck’s pipeline through its acquisition of Acceleron Pharma. The study achieved its primary endpoint of showing significant improvement in exercise capacity.
Another top detractor was not owning Novo Nordisk, a biopharma large-cap company. Shares rose after the company announced strong third-quarter profits driven primarily by demand for the company’s diabetes treatment Ozempic. Additionally, the company made progress on alleviating supply disruptions with its obesity drug Wegovy, and management expressed confidence in increasing production capacity in 2023.
Viatris—a biopharma mid-cap company formed through the combination of Mylan and Pfizer’s generics business, Upjohn—was another notable detractor. Shares declined after the company reported worse-than-expected topline results for the last quarter of 2021 and issued guidance below estimates.
Our additions and eliminations
We initiated a position in Merck, as we are becoming increasingly optimistic that the company will be able to manage the loss of exclusivity of Keytruda later this decade. We are starting to see improved growth security in Keytruda and Gardasil and are encouraged by progress in the oncology pipeline and the company’s competitive position in pneumococcal conjugate vaccines.
We also initiated a position in Abbott Laboratories, a diversified medical technology company, as we are finding an attractive risk/reward opportunity following the stock’s recent underperformance. The company has faced short-term headwinds, including declines in COVID-19 testing demand and challenges following a baby-formula product recall. However, we are encouraged by its fundamentals, which are supported by a strong balance sheet and its portfolio of diversified franchises such as Libre, the company’s continuous glucose monitoring system for diabetes.
We eliminated positions in Bristol-Myers Squibb and Incyte. Both face patent expirations of their lead franchise this decade and need more significant new product innovation to offset these challenges.
The fund’s characteristics
At the fiscal year’s end, about 27% of the fund’s assets were in non-U.S. investments, a level that has remained fairly stable in recent years. Our non-U.S. holdings were primarily companies domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Denmark, many of which operate globally. We believe this strategy provides diversification for shareholders over the long term.
The fund held 105 companies across all subsectors of health care as of the end of
3

the period, reflecting a slight decrease from the 108 equity names we held a year ago. The fund’s 10 largest holdings represented a significant 41% of total assets.
The fund’s positioning and outlook
We have a positive outlook across the health care opportunity set. Groundbreaking innovation, supportive valuations, and business models that are positioned to show resilience through the cycle should benefit long-term investors in this sector. Within biopharma, we anticipate continued developments in areas such as Alzheimer’s disease, metabolic diseases, and cancer, as well as companies discovering drugs using new modalities such as messenger RNA, RNA interference, and bispecific antibodies.
Innovation is also accelerating across medical technology, which should lead to strong growth. This includes advances in new diabetes and cardiovascular devices and novel tools that serve the life sciences industry. Lastly, health care services companies remain well-positioned to help solve the societal challenge of rising health care costs. Some will benefit from the ongoing transition from a fee-for-service to a fee-for-value care system. We expect the strength of managed care business models to continue to shine. We are finding attractive opportunities among companies focused on improving patient outcomes while reining in costs.
Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager
Wellington Management Company llp
February 10, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Health Care Fund
Investor Shares	$1,000.00	$1,038.90	$1.80
Admiral™ Shares	1,000.00	1,039.20	1.54
Based on Hypothetical 5% Yearly Return
Health Care Fund
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Health Care Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Health Care Fund Investor Shares	6.57%	8.50%	12.85%	$33,484
MSCI All Country World Index Health Care Index	1.13	8.29	10.87	28,067
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Health Care Fund Admiral Shares	6.63%	8.56%	12.90%	$168,254
MSCI All Country World Index Health Care Index	1.13	8.29	10.87	140,334
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	157,905
See Financial Highlights for dividend and capital gains information.
7

Health Care Fund
Fund Allocation
As of January 31, 2023
United States	72.2%
Japan	8.8
United Kingdom	6.9
Switzerland	5.3
Belgium	3.1
Denmark	2.2
China	1.1
Other	0.4
The table reflects the fund’s investments, except for short-term investments.
8

Health Care Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.3%)
Belgium (3.1%)
[1]	UCB SA	10,923,125	896,839
*	Argenx SE	1,339,326	510,131
*	Galapagos NV	1,175,458	52,024
			1,458,994
Brazil (0.0%)
*,2	Hapvida Participacoes e Investimentos SA	8,909,471	9,039
China (1.1%)
[2]	WuXi AppTec Co. Ltd. Class H	9,838,416	127,841
*	Legend Biotech Corp. ADR	1,483,204	74,902
*	Zai Lab Ltd.	14,229,400	59,519
	Yifeng Pharmacy Chain Co. Ltd. Class A	6,945,794	58,463
*,2	Wuxi Biologics Cayman Inc.	6,756,200	56,417
*	Zai Lab Ltd. ADR	1,085,794	45,755
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	24,872,000	41,347
*,2	Remegen Co. Ltd. Class H	4,397,500	35,558
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (XSHE)	452,517	22,372
*,2	Everest Medicines Ltd.	2,139,500	6,836
			529,010
Denmark (2.2%)
*	Genmab A/S	2,088,852	818,614
*	Ascendis Pharma A/S ADR	942,809	116,984
*,3	Genmab A/S ADR	2,285,855	89,491
			1,025,089
Italy (0.2%)
	DiaSorin SpA	552,359	71,906
	Amplifon SpA	1,439,109	39,738
			111,644
Japan (8.6%)
	Daiichi Sankyo Co. Ltd.	43,891,190	1,378,488
[1]	Eisai Co. Ltd.	18,623,177	1,152,216
	Chugai Pharmaceutical Co. Ltd.	17,516,900	454,127
		Shares	Market Value• ($000)
	Ono Pharmaceutical Co. Ltd.	19,628,460	425,912
	Astellas Pharma Inc.	22,277,204	327,923
	Terumo Corp.	6,976,400	203,085
	Nippon Shinyaku Co. Ltd.	1,977,800	101,790
	Asahi Intecc Co. Ltd.	2,023,500	35,501
			4,079,042
Spain (0.1%)
	Almirall SA	3,142,775	31,667
Switzerland (5.2%)
	Novartis AG (Registered)	21,530,502	1,946,553
	Alcon Inc.	3,393,208	256,047
	Lonza Group AG (Registered)	352,632	201,156
	Tecan Group AG (Registered)	203,082	85,228
			2,488,984
United Kingdom (6.8%)
	AstraZeneca plc	19,440,938	2,547,006
	GSK plc	22,646,145	397,780
	Hikma Pharmaceuticals plc	6,910,934	146,195
*	Abcam plc ADR	7,161,997	99,337
	Genus plc	1,004,385	36,024
			3,226,342
United States (71.0%)
	UnitedHealth Group Inc.	5,901,234	2,945,837
	Eli Lilly & Co.	7,644,984	2,631,021
	Pfizer Inc.	48,324,782	2,134,022
	Merck & Co. Inc.	18,307,050	1,966,360
*	Biogen Inc.	4,887,203	1,421,687
	Stryker Corp.	5,156,679	1,308,817
	Elevance Health Inc.	2,560,815	1,280,382
	Danaher Corp.	4,433,654	1,172,169
*	Boston Scientific Corp.	25,019,385	1,157,147
*	Regeneron Pharmaceuticals Inc.	1,522,435	1,154,721
	Thermo Fisher Scientific Inc.	2,024,414	1,154,584
	Abbott Laboratories	9,932,377	1,098,024
	Humana Inc.	2,102,867	1,076,037
*	Alnylam Pharmaceuticals Inc.	4,718,518	1,068,273
*	Vertex Pharmaceuticals Inc.	3,181,078	1,027,806
9

Health Care Fund
		Shares	Market Value• ($000)
	HCA Healthcare Inc.	3,130,156	798,409
	Zoetis Inc.	4,787,260	792,244
*	Edwards Lifesciences Corp.	9,662,088	741,082
*	Centene Corp.	8,903,692	678,818
*	Seagen Inc.	4,583,727	639,338
*	Moderna Inc.	3,493,282	615,027
	Agilent Technologies Inc.	3,576,445	543,906
*	Insulet Corp.	1,720,456	494,321
	Laboratory Corp. of America Holdings	1,485,818	374,604
*	IQVIA Holdings Inc.	1,559,767	357,826
*	Align Technology Inc.	1,245,662	335,992
*	agilon health Inc.	14,265,479	310,417
	Teleflex Inc.	1,217,493	296,362
*	Illumina Inc.	1,377,704	295,104
*	Waters Corp.	811,122	266,518
*	Sarepta Therapeutics Inc.	1,904,084	237,953
*	Acadia Healthcare Co. Inc.	2,711,116	227,788
*	Molina Healthcare Inc.	729,664	227,531
*	Exact Sciences Corp.	2,807,222	189,544
*	Apellis Pharmaceuticals Inc.	3,222,912	169,944
*,1	Agios Pharmaceuticals Inc.	5,148,413	151,775
*	Alkermes plc	4,619,968	132,316
*,1	Ironwood Pharmaceuticals Inc. Class A	10,902,066	125,592
	Royalty Pharma plc Class A	3,053,455	119,665
*	Blueprint Medicines Corp.	2,379,137	111,201
*	Intra-Cellular Therapies Inc.	2,295,196	109,986
	Encompass Health Corp.	1,753,507	109,507
*	Mirati Therapeutics Inc.	1,981,533	105,834
*	Karuna Therapeutics Inc.	514,899	102,666
*	Cytokinetics Inc.	2,281,868	96,934
*	Denali Therapeutics Inc.	3,056,783	92,529
*	Syndax Pharmaceuticals Inc.	3,092,082	88,743
*	Oak Street Health Inc.	2,978,154	86,545
*	REVOLUTION Medicines Inc.	2,991,103	79,982
*	Immunocore Holdings plc ADR	1,174,442	71,958
*	Syneos Health Inc.	1,911,256	68,652
*	Intellia Therapeutics Inc.	1,534,651	65,131
*	Sage Therapeutics Inc.	1,406,483	62,363
*	Amedisys Inc.	603,050	58,291
*	Vaxcyte Inc.	1,271,342	57,655
*	PTC Therapeutics Inc.	1,235,744	56,708
*	Evolent Health Inc. Class A	1,734,142	55,874
*	Reata Pharmaceuticals Inc. Class A	1,237,211	53,608
*	Charles River Laboratories International Inc.	210,626	51,235
*	Surgery Partners Inc.	1,504,178	49,939
*	Prothena Corp. plc	852,512	48,210
*	TG Therapeutics Inc.	3,066,304	46,700
		Shares	Market Value• ($000)
*	Glaukos Corp.	934,746	45,849
*	Amicus Therapeutics Inc.	3,307,491	43,130
*	Ultragenyx Pharmaceutical Inc.	900,000	40,797
*	Kymera Therapeutics Inc.	877,191	32,789
*	Celldex Therapeutics Inc.	734,330	32,355
*,1	2seventy bio Inc.	2,046,666	27,835
*	Rocket Pharmaceuticals Inc.	1,199,337	26,062
*	NanoString Technologies Inc.	1,416,596	14,988
			33,713,019
Total Common Stocks (Cost $28,715,157)			46,672,830
Temporary Cash Investments (1.7%)
Money Market Fund (0.0%)
[4,5]	Vanguard Market Liquidity Fund 4.437%	6,690	669
		Face Amount ($000)
Repurchase Agreements (1.6%)
	Bank of America Securities LLC, 4.300%, 2/1/23 (Dated 1/31/23, Repurchase Value $61,507,000, collateralized by Ginnie Mae 4.000%–4.500%, 6/20/52–9/20/52, with a value of $62,730,000)	61,500	61,500
	Bank of Nova Scotia, 4.250%, 2/1/23 (Dated 1/31/23, Repurchase Value $79,009,000, collateralized by U.S. Treasury Note/Bond 0.375%–7.625%, 4/15/24–5/15/45, with a value of $80,590,000)	79,000	79,000
	Barclays Capital Inc., 4.230%, 2/1/23 (Dated 1/31/23, Repurchase Value $148,317,000, collateralized by U.S. Treasury Note/Bond 0.375%–1.250%, 12/31/25–11/30/26, with a value of $151,266,000)	148,300	148,300

10

Health Care Fund
	Face Amount ($000)	Market Value• ($000)
BNP Paribas Securities Corp., 4.300%, 2/1/23 (Dated 1/31/23, Repurchase Value $27,903,000, collateralized by Fannie Mae 2.500%, 2/1/51, Freddie Mac 2.000%–6.000%, 12/1/51–2/1/53, Ginnie Mae 2.500%–6.000%, 7/15/24–10/20/51, and U.S. Treasury Bill 0.000%, 3/21/23–6/1/23, with a value of $28,458,000)	27,900	27,900
Credit Agricole Securities, 4.250%, 2/1/23 (Dated 1/31/23, Repurchase Value $8,001,000, collateralized by U.S. Treasury Note/Bond 2.875%, 11/15/46, with a value of $8,160,000)	8,000	8,000
HSBC Bank USA, 4.260%, 2/1/23 (Dated 1/31/23, Repurchase Value $54,706,000, collateralized by U.S. Treasury Bill 0.000%, 1/25/24, with a value of $55,794,000)	54,700	54,700
HSBC Bank USA, 4.300%, 2/1/23 (Dated 1/31/23, Repurchase Value $1,500,000, collateralized by Fannie Mae 5.000%, 10/1/52, with a value of $1,530,000)	1,500	1,500
Natixis SA, 4.250%, 2/1/23 (Dated 1/31/23, Repurchase Value $21,903,000, collateralized by Federal Home Loan Bank 3.000%, 2/24/37, U.S. Treasury Inflation Indexed Note/Bond 0.125%, 2/15/51, and U.S. Treasury Note/Bond 2.500%–6.625%, 2/15/27–2/15/36, with a value of $22,338,000)	21,900	21,900
	Face Amount ($000)	Market Value• ($000)
Nomura International plc, 4.280%, 2/1/23 (Dated 1/31/23, Repurchase Value $197,023,000, collateralized by U.S. Treasury Note/Bond 0.250%–4.750%, 9/30/25–2/15/41, with a value of $200,940,000)	197,000	197,000
RBC Capital Markets LLC, 4.270%, 2/1/23 (Dated 1/31/23, Repurchase Value $147,117,000, collateralized by Fannie Mae 3.500%, 2/1/43, U.S. Treasury Inflation Indexed Note/Bond 0.500%, 4/15/24, and U.S. Treasury Note/Bond 0.375%–3.250%, 12/31/25–6/30/29, with a value of $150,042,000)	147,100	147,100
		746,900
U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill, 4.320%–4.339%, 4/4/23	50,000	49,613
Total Temporary Cash Investments (Cost $797,188)		797,182
Total Investments (100.0%) (Cost $29,512,345)		47,470,012
Other Assets and Liabilities—Net (0.0%)		7,413
Net Assets (100%)		47,477,425
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $235,691,000, representing 0.5% of net assets.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $564,000.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $576,000 was received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Health Care Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $27,587,286)	45,115,086
Affiliated Issuers (Cost $1,925,059)	2,354,926
Total Investments in Securities	47,470,012
Investment in Vanguard	1,801
Cash	68
Foreign Currency, at Value (Cost $1,482)	1,394
Receivables for Investment Securities Sold	14,833
Receivables for Accrued Income	59,392
Receivables for Capital Shares Issued	4,046
Total Assets	47,551,546
Liabilities
Payables for Investment Securities Purchased	30,760
Collateral for Securities on Loan	576
Payables to Investment Advisor	18,673
Payables for Capital Shares Redeemed	20,898
Payables to Vanguard	3,214
Total Liabilities	74,121
Net Assets	47,477,425
1 Includes $564,000 of securities on loan.
At January 31, 2023, net assets consisted of:

Paid-in Capital	28,125,477
Total Distributable Earnings (Loss)	19,351,948
Net Assets	47,477,425

Investor Shares—Net Assets
Applicable to 35,259,414 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,495,969
Net Asset Value Per Share—Investor Shares	$212.59

Admiral Shares—Net Assets
Applicable to 446,008,662 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,981,456
Net Asset Value Per Share—Admiral Shares	$89.64

See accompanying Notes, which are an integral part of the Financial Statements.
12

Health Care Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	483,582
Dividends—Affiliated Issuers[2]	29,407
Interest—Unaffiliated Issuers	15,562
Securities Lending—Net	1,173
Total Income	529,724
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,269
Performance Adjustment	1,628
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,365
Management and Administrative—Admiral Shares	53,190
Marketing and Distribution—Investor Shares	344
Marketing and Distribution—Admiral Shares	984
Custodian Fees	767
Auditing Fees	30
Shareholders’ Reports—Investor Shares	166
Shareholders’ Reports—Admiral Shares	162
Trustees’ Fees and Expenses	16
Other Expenses	130
Total Expenses	138,051
Expenses Paid Indirectly	(55)
Net Expenses	137,996
Net Investment Income	391,728
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	2,863,025
Investment Securities Sold—Affiliated Issuers	(807,486)
Foreign Currencies	(1,453)
Realized Net Gain (Loss)	2,054,086
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(229,200)
Investment Securities—Affiliated Issuers	779,448
Foreign Currencies	(1,226)
Change in Unrealized Appreciation (Depreciation)	549,022
Net Increase (Decrease) in Net Assets Resulting from Operations	2,994,836
1	Dividends are net of foreign withholding taxes of $15,841,000.
2	Dividends are net of foreign withholding taxes of $6,251,000.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Health Care Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	391,728	430,364
Realized Net Gain (Loss)	2,054,086	4,838,005
Change in Unrealized Appreciation (Depreciation)	549,022	(2,985,233)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,994,836	2,283,136
Distributions
Investor Shares	(407,436)	(650,696)
Admiral Shares	(2,190,665)	(3,443,247)
Total Distributions	(2,598,101)	(4,093,943)
Capital Share Transactions
Investor Shares	(56,992)	(610,620)
Admiral Shares	(289,544)	737,980
Net Increase (Decrease) from Capital Share Transactions	(346,536)	127,360
Total Increase (Decrease)	50,199	(1,683,447)
Net Assets
Beginning of Period	47,427,226	49,110,673
End of Period	47,477,425	47,427,226

See accompanying Notes, which are an integral part of the Financial Statements.
14

Health Care Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$210.54	$218.60	$204.57	$203.34	$215.96
Investment Operations
Net Investment Income[1]	1.654	1.869	2.005	2.506	2.375
Net Realized and Unrealized Gain (Loss) on Investments	11.988	8.949	29.203	23.326	2.489
Total from Investment Operations	13.642	10.818	31.208	25.832	4.864
Distributions
Dividends from Net Investment Income	(1.659)	(1.951)	(1.886)	(2.428)	(2.323)
Distributions from Realized Capital Gains	(9.933)	(16.927)	(15.292)	(22.174)	(15.161)
Total Distributions	(11.592)	(18.878)	(17.178)	(24.602)	(17.484)
Net Asset Value, End of Period	$212.59	$210.54	$218.60	$204.57	$203.34
Total Return[2]	6.57%	4.48%	16.16%	13.16%	2.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,496	$7,493	$8,342	$8,729	$8,850
Ratio of Total Expenses to Average Net Assets[3]	0.34%[4]	0.30%	0.32%	0.32%	0.34%
Ratio of Net Investment Income to Average Net Assets	0.80%	0.82%	0.95%	1.25%	1.12%
Portfolio Turnover Rate	19%	15%	18%	18%	16%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), (0.01%), (0.02%), and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Health Care Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$88.77	$92.17	$86.27	$85.75	$91.08
Investment Operations
Net Investment Income[1]	.750	.830	.883	1.097	1.036
Net Realized and Unrealized Gain (Loss) on Investments	5.052	3.780	12.316	9.844	1.057
Total from Investment Operations	5.802	4.610	13.199	10.941	2.093
Distributions
Dividends from Net Investment Income	(.743)	(.870)	(.849)	(1.068)	(1.027)
Distributions from Realized Capital Gains	(4.189)	(7.140)	(6.450)	(9.353)	(6.396)
Total Distributions	(4.932)	(8.010)	(7.299)	(10.421)	(7.423)
Net Asset Value, End of Period	$89.64	$88.77	$92.17	$86.27	$85.75
Total Return[2]	6.63%	4.53%	16.21%	13.22%	2.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,981	$39,934	$40,769	$38,126	$37,888
Ratio of Total Expenses to Average Net Assets[3]	0.29%[4]	0.25%	0.27%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.86%	0.99%	1.30%	1.18%
Portfolio Turnover Rate	19%	15%	18%	18%	16%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), (0.01%), (0.02%), and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.29%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Health Care Fund
Notes to Financial Statements
Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master
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Health Care Fund
repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
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Health Care Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI All Country World Health Care Index for the preceding three years. For the year ended January 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net increase of $1,628,000 (0.00%) based on performance.
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Health Care Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,801,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, these arrangements reduced the fund’s management and administrative expenses by $53,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	33,722,058	—	—	33,722,058
Common Stocks—Other	426,469	12,524,303	—	12,950,772
Temporary Cash Investments	669	796,513	—	797,182
Total	34,149,196	13,320,816	—	47,470,012
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
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Health Care Fund
permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	61,730
Total Distributable Earnings (Loss)	(61,730)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	21,088
Undistributed Long-Term Gains	1,474,284
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	17,856,576
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	386,442	966,751
Long-Term Capital Gains	2,211,659	3,127,192
Total	2,598,101	4,093,943
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	29,613,839
Gross Unrealized Appreciation	20,297,006
Gross Unrealized Depreciation	(2,440,832)
Net Unrealized Appreciation (Depreciation)	17,856,174
G.	During the year ended January 31, 2023, the fund purchased $8,773,240,000 of investment securities and sold $11,222,909,000 of investment securities, other than temporary cash investments.
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Health Care Fund
H.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	421,032	2,016	629,952	2,783
Issued in Lieu of Cash Distributions	383,037	1,809	609,552	2,709
Redeemed	(861,061)	(4,158)	(1,850,124)	(8,061)
Net Increase (Decrease)—Investor Shares	(56,992)	(333)	(610,620)	(2,569)
Admiral Shares
Issued	917,744	10,465	1,787,859	18,432
Issued in Lieu of Cash Distributions	1,929,691	21,616	3,027,419	31,867
Redeemed	(3,136,979)	(35,909)	(4,077,298)	(42,774)
Net Increase (Decrease)—Admiral Shares	(289,544)	(3,828)	737,980	7,525
I.	Certain of the fund’s investments were in companies that were considered to be affiliated companies of the fund because the fund owned more than 5% of the outstanding voting securities of the company or the issuer was another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2023 Market Value ($000)
2seventy bio Inc.	38,211	—	—	—	(10,376)	—	—	27,835
Agios Pharmaceuticals Inc.	159,034	—	—	—	(7,259)	—	—	151,775
Alkermes plc	301,083	—	201,154	(86,001)	118,388	—	—	NA1
Bluebird Bio Inc.	48,445	—	25,566	(331,131)	308,252	—	—	—
Eisai Co. Ltd.	894,327	45,294	24,013	(1,449)	238,057	20,009	—	1,152,216
Ironwood Pharmaceuticals Inc. Class A	121,558	—	—	—	4,034	—	—	125,592
Nektar Therapeutics Class A	126,587	—	31,437	(403,000)	307,850	—	—	—
UCB SA	1,018,749	90,308	46,817	14,097	(179,498)	9,398	—	896,839
Vanguard Market Liquidity Fund	4,711	NA2	NA2	(2)	—	—	—	669
Total	2,712,705	135,602	328,987	(807,486)	779,448	29,407	—	2,354,926
1	Not applicable—at January 31, 2023, the security was still held, but the issuer was no longer an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
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Health Care Fund
J.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Health Care Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Health Care Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
For corporate shareholders, 75.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $386,442,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $1,928,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $2,263,579,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q520 032023

Annual Report  |  January 31, 2023
Vanguard Real Estate Index Funds
Vanguard Real Estate Index Fund
Vanguard Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, returns for Vanguard Real Estate Index Fund ranged from –11.39% for Investor Shares to –11.27% for Institutional Shares, –11.26% for Admiral Shares, and –11.25% for ETF Shares (based on net asset value). Vanguard Real Estate II Index Fund returned –11.23%. The results slightly lagged those of the funds’ benchmark index.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings around much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	Sticky inflation, dramatic rate hikes, and fears of a recession weighed heavily on sentiment in the stock market.
•	The majority of the 12 sectors recorded negative returns for the 12 months. Real estate operating companies, mortgage and office REITs, and real estate services performed the worst.
•	For the 10 years ended January 31, 2023, average annual returns for the Real Estate Index Fund ranged from 6.95% for Investor Shares to 7.08% for the Real Estate ETF, 7.09% for Admiral Shares, and 7.11% for Institutional Shares, in line with its benchmark’s return. The Real Estate Index II Fund launched in 2017 and doesn’t have a 10-year record.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$943.00	$1.27
ETF Shares	1,000.00	943.70	0.59
Admiral™ Shares	1,000.00	943.40	0.59
Institutional Shares	1,000.00	943.50	0.49
Real Estate II Index Fund	$1,000.00	$943.70	$0.39
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Real Estate Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	-11.39%	6.52%	6.95%	$19,573
Real Estate Spliced Index	-11.15	6.77	7.19	20,031
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund ETF Shares Net Asset Value	-11.25%	6.64%	7.08%	$19,824
Real Estate Index Fund ETF Shares Market Price	-11.24	6.64	7.08	19,821
Real Estate Spliced Index	-11.15	6.77	7.19	20,031
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581

See Financial Highlights for dividend and capital gains information.

Real Estate Index Fund
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Admiral Shares	-11.26%	6.66%	7.09%	$19,845
Real Estate Spliced Index	-11.15	6.77	7.19	20,031
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Real Estate Index Fund Institutional Shares	-11.27%	6.68%	7.11%	$9,938,961
Real Estate Spliced Index	-11.15	6.77	7.19	10,015,355
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	15,790,549
Cumulative Returns of ETF Shares: January 31, 2013, Through January 31, 2023
	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	-11.24%	37.94%	98.21%
Real Estate Index Fund ETF Shares Net Asset Value	-11.25	37.94	98.24
Real Estate Spliced Index	-11.15	38.72	100.31
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.

Real Estate Index Fund
Fund Allocation
As of January 31, 2023
Diversified Real Estate Activities	0.1%
Diversified REITs	3.0
Health Care REITs	7.9
Hotel & Resort REITs	2.8
Industrial REITs	12.6
Office REITs	5.5
Real Estate Development	0.3
Real Estate Operating Companies	0.4
Real Estate Services	4.1
Residential REITs	13.6
Retail REITs	12.6
Specialized REITs	37.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (95.0%)
Diversified REITs (2.6%)
	WP Carey Inc.	8,608,205	736,260
	STORE Capital Corp.	11,353,001	365,680
	Essential Properties Realty Trust Inc.	6,299,864	160,521
	Broadstone Net Lease Inc.	7,722,008	139,846
	Global Net Lease Inc.	4,629,492	69,211
	American Assets Trust Inc.	2,296,988	65,372
	Alexander & Baldwin Inc.	3,246,506	64,995
	Empire State Realty Trust Inc. Class A	6,163,089	51,400
	Armada Hoffler Properties Inc.	3,019,416	38,286
	iStar Inc.	3,807,294	35,332
	Gladstone Commercial Corp.	1,761,403	29,926
[1]	NexPoint Diversified Real Estate Trust	1,405,990	18,404
	One Liberty Properties Inc.	752,349	18,139
			1,793,372
Health Care REITs (6.9%)
	Welltower Inc.	19,927,089	1,495,329
	Ventas Inc.	17,836,395	924,104
	Healthpeak Properties Inc.	24,077,458	661,648
	Healthcare Realty Trust Inc. Class A	16,980,986	365,601
	Medical Properties Trust Inc.	26,728,489	346,134
	Omega Healthcare Investors Inc.	10,446,488	307,545
	Physicians Realty Trust	10,096,143	160,125
	Sabra Health Care REIT Inc.	10,309,979	139,185
	National Health Investors Inc.	1,993,214	117,261
	CareTrust REIT Inc.	4,330,908	89,736
	LTC Properties Inc.	1,808,103	68,979
	Shares	Market Value• ($000)
Community Healthcare Trust Inc.	1,063,187	45,589
Universal Health Realty Income Trust	585,063	32,067
Global Medical REIT Inc.	2,774,558	31,158
Diversified Healthcare Trust	10,716,655	8,481
		4,792,942
Hotel & Resort REITs (2.5%)
Host Hotels & Resorts Inc.	31,900,770	601,330
Ryman Hospitality Properties Inc.	2,338,106	217,187
Apple Hospitality REIT Inc.	9,700,839	171,996
Park Hotels & Resorts Inc.	10,030,773	147,553
Sunstone Hotel Investors Inc.	9,477,828	104,161
Pebblebrook Hotel Trust	5,868,441	96,242
RLJ Lodging Trust	7,265,444	91,327
DiamondRock Hospitality Co.	9,416,148	90,677
Xenia Hotels & Resorts Inc.	5,105,117	76,066
Service Properties Trust	7,374,649	65,708
Summit Hotel Properties Inc.	4,766,517	40,611
Chatham Lodging Trust	2,070,669	29,424
		1,732,282
Industrial REITs (11.0%)
Prologis Inc.	41,187,127	5,324,672
Rexford Industrial Realty Inc.	7,633,409	484,492
Americold Realty Trust Inc.	12,018,685	377,507
EastGroup Properties Inc.	1,944,393	327,144
First Industrial Realty Trust Inc.	5,894,270	314,459
STAG Industrial Inc.	7,998,344	284,741
Terreno Realty Corp.	3,371,074	217,198
LXP Industrial Trust	12,485,278	144,205

Real Estate Index Fund
		Shares	Market Value• ($000)
	Innovative Industrial Properties Inc.	1,248,492	112,090
	Plymouth Industrial REIT Inc.	1,789,256	40,044
	Industrial Logistics Properties Trust	2,910,003	12,833
			7,639,385
Office REITs (4.8%)
	Alexandria Real Estate Equities Inc.	6,916,996	1,111,838
	Boston Properties Inc.	6,644,087	495,250
	Kilroy Realty Corp.	4,693,244	192,611
	Cousins Properties Inc.	6,756,799	185,271
	Vornado Realty Trust	7,273,008	177,389
	Highwoods Properties Inc.	4,695,483	142,602
	Corporate Office Properties Trust	5,014,539	140,758
	Douglas Emmett Inc.	7,846,678	131,432
	Equity Commonwealth	4,960,886	126,602
	SL Green Realty Corp.	2,870,606	118,125
	JBG SMITH Properties	4,595,791	92,559
	Hudson Pacific Properties Inc.	6,324,828	72,040
	Easterly Government Properties Inc. Class A	3,852,655	62,567
*	Veris Residential Inc.	3,456,969	59,806
	Piedmont Office Realty Trust Inc. Class A	5,511,535	58,422
	Paramount Group Inc.	8,053,502	51,945
	Brandywine Realty Trust	7,664,789	50,281
	Office Properties Income Trust	2,160,075	37,067
	Orion Office REIT Inc.	2,524,592	24,362
	City Office REIT Inc.	1,852,461	18,228
	Franklin Street Properties Corp.	4,133,818	12,732
*,2	New York REIT Liquidating LLC	1,208	14
			3,361,901
Other (12.1%)[3]
[4,5]	Vanguard Real Estate II Index Fund	387,519,976	8,471,187
Residential REITs (11.8%)
	AvalonBay Communities Inc.	6,239,635	1,107,161
	Equity Residential	15,344,227	976,660
	Invitation Homes Inc.	27,236,187	885,176
	Sun Communities Inc.	5,503,127	863,220
	Mid-America Apartment Communities Inc.	5,151,214	858,810
	Essex Property Trust Inc.	2,906,001	656,960
	UDR Inc.	14,498,842	617,506
	Equity LifeStyle Properties Inc.	7,888,333	566,225
	Camden Property Trust	4,515,888	556,403
		Shares	Market Value• ($000)
	American Homes 4 Rent Class A	12,915,399	442,869
	Apartment Income REIT Corp. Class A	6,879,792	263,221
	Independence Realty Trust Inc.	9,908,240	186,572
	Elme Communities	3,901,427	74,907
	NexPoint Residential Trust Inc.	1,031,206	52,076
	Apartment Investment & Management Co. Class A	6,781,782	50,931
	Centerspace	685,372	46,345
	UMH Properties Inc.	2,332,058	41,790
*	Bluerock Homes Trust Inc.	149	3
			8,246,835
Retail REITs (11.0%)
	Realty Income Corp.	27,558,427	1,869,288
	Simon Property Group Inc.	14,207,415	1,825,085
	Kimco Realty Corp.	27,598,339	619,859
	Regency Centers Corp.	6,872,112	457,889
	National Retail Properties Inc.	7,903,313	374,222
	Federal Realty Investment Trust	3,248,876	362,347
	Brixmor Property Group Inc.	13,373,567	314,680
	Spirit Realty Capital Inc.	6,084,329	266,980
	Agree Realty Corp.	3,562,592	265,876
	Kite Realty Group Trust	9,778,298	212,189
	Phillips Edison & Co. Inc.	5,206,159	174,510
	Macerich Co.	9,588,248	131,743
	SITE Centers Corp.	8,599,633	117,385
	Tanger Factory Outlet Centers Inc.	4,659,047	89,034
	Retail Opportunity Investments Corp.	5,559,816	88,012
	Urban Edge Properties	5,242,911	82,576
	InvenTrust Properties Corp.	3,010,096	74,861
	Acadia Realty Trust	4,238,675	65,827
	Getty Realty Corp.	1,773,350	64,603
	NETSTREIT Corp.	2,249,128	45,275
	Necessity Retail REIT Inc. Class A	5,942,915	40,590
	RPT Realty	3,796,833	39,791
	Saul Centers Inc.	639,248	27,366
	Urstadt Biddle Properties Inc. Class A	1,334,058	25,054
	Alexander's Inc.	102,436	24,306
	CBL & Associates Properties Inc.	566,768	15,104

Real Estate Index Fund
		Shares	Market Value• ($000)
	Urstadt Biddle Properties Inc.	16,032	269
*,2	Spirit MTA REIT	2,071,263	—
			7,674,721
Specialized REITs (32.3%)
	American Tower Corp.	20,776,071	4,641,167
	Equinix Inc.	4,064,086	2,999,824
	Crown Castle Inc.	19,323,658	2,862,027
	Public Storage	7,049,932	2,145,576
	SBA Communications Corp. Class A	4,813,893	1,432,278
	Digital Realty Trust Inc.	12,200,029	1,398,367
	VICI Properties Inc. Class A	37,576,692	1,284,371
	Weyerhaeuser Co.	33,035,120	1,137,399
	Extra Space Storage Inc.	5,975,557	943,122
	Iron Mountain Inc.	12,971,309	707,974
	Gaming & Leisure Properties Inc.	11,451,516	613,343
	CubeSmart	10,015,763	458,622
	Lamar Advertising Co. Class A	3,887,242	414,147
	Life Storage Inc.	3,765,098	406,781
	Rayonier Inc.	6,533,800	237,765
	PotlatchDeltic Corp.	3,596,091	176,029
	National Storage Affiliates Trust	3,891,493	158,773
	EPR Properties	3,346,235	142,148
	Outfront Media Inc.	6,225,151	123,881
	Four Corners Property Trust Inc.	3,635,636	104,561
	Uniti Group Inc.	10,593,083	69,808
[1]	Safehold Inc.	1,100,744	38,482
	Gladstone Land Corp.	1,451,595	28,364
			22,524,809
Total Equity Real Estate Investment Trusts (REITs) (Cost $61,308,066)			66,237,434
Real Estate Management & Development (4.3%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	1,446,722	68,141
	RMR Group Inc. Class A	690,879	21,431
			89,572
Real Estate Development (0.2%)
*	Howard Hughes Corp.	1,670,153	142,781
*	Forestar Group Inc.	887,144	13,201
			155,982
Real Estate Operating Companies (0.4%)
	DigitalBridge Group Inc.	7,317,660	108,301
	Kennedy-Wilson Holdings Inc.	5,537,251	99,006
*,1	Seritage Growth Properties Class A	1,623,385	19,724
		Shares	Market Value• ($000)
*	FRP Holdings Inc.	273,865	15,383
*,1	WeWork Inc.	7,893,023	12,550
			254,964
Real Estate Services (3.6%)
*	CBRE Group Inc. Class A	14,331,530	1,225,489
*	Jones Lang LaSalle Inc.	2,138,169	395,283
*	Zillow Group Inc. Class C	7,062,314	312,225
*	Zillow Group Inc. Class A	2,635,902	113,238
*	Cushman & Wakefield plc	6,549,668	94,512
	Newmark Group Inc. Class A	7,046,602	60,389
[1]	eXp World Holdings Inc.	3,047,437	47,510
*	Anywhere Real Estate Inc.	5,101,407	43,260
*	Compass Inc. Class A	10,606,305	42,637
	Marcus & Millichap Inc.	1,160,691	42,064
*	Opendoor Technologies Inc.	18,220,853	39,904
*,1	Redfin Corp.	4,000,946	29,927
	RE/MAX Holdings Inc. Class A	836,768	19,087
	Douglas Elliman Inc.	3,260,615	15,195
*	Doma Holdings Inc.	5,139,837	3,649
*,1	Offerpad Solutions Inc.	2,606,443	2,391
			2,486,760
Total Real Estate Management & Development (Cost $3,883,149)			2,987,278

Real Estate Index Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[6,7] Vanguard Market Liquidity Fund, 4.437% (Cost $399,812)	3,999,300	399,890
Total Investments (99.9%) (Cost $65,591,027)		69,624,602
Other Assets and Liabilities—Net (0.1%)		48,464
Net Assets (100%)		69,673,066
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,913,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund's Schedule of Investments.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Collateral of $38,046,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
American Homes 4 Rent Class A	8/31/23	BANA	31,647	(4.477)	4,247	—
Digital Realty Trust Inc.	8/31/23	BANA	37,601	(4.477)	5,708	—
Digital Realty Trust Inc.	1/31/24	GSI	28,655	(4.607)	—	—
Equity Residential	8/31/23	BANA	35,400	(4.477)	3,042	—
Redfin Corp.	1/31/24	GSI	2,618	(4.557)	—	—
Simon Property Group Inc.	1/31/24	GSI	51,384	(4.607)	—	—
VICI Properties Inc. Class A	8/31/23	BANA	174,960	(4.877)	11,054	—
Welltower Inc.	8/31/23	BANA	49,163	(4.477)	6,946	—
					30,997	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $32,988,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $57,813,711)	60,753,525
Affiliated Issuers (Cost $399,812)	399,890
Vanguard Real Estate II Index Fund (Cost $7,377,504)	8,471,187
Total Investments in Securities	69,624,602
Investment in Vanguard	2,082
Receivables for Investment Securities Sold	24,622
Receivables for Accrued Income	56,541
Receivables for Capital Shares Issued	21,640
Unrealized Appreciation—Over-the-Counter Swap Contracts	30,997
Total Assets	69,760,484
Liabilities
Due to Custodian	5,465
Payables for Investment Securities Purchased	7,203
Collateral for Securities on Loan	38,046
Payables for Capital Shares Redeemed	33,384
Payables to Vanguard	3,320
Total Liabilities	87,418
Net Assets	69,673,066
1 Includes $34,913,000 of securities on loan.

Real Estate Index Fund
Statement of Assets and Liabilities (continued)
At January 31, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	68,336,414
Total Distributable Earnings (Loss)	1,336,652
Net Assets	69,673,066

Investor Shares—Net Assets
Applicable to 4,205,462 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	127,243
Net Asset Value Per Share—Investor Shares	$30.26

ETF Shares—Net Assets
Applicable to 404,429,314 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,825,433
Net Asset Value Per Share—ETF Shares	$91.06

Admiral Shares—Net Assets
Applicable to 171,331,723 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,110,207
Net Asset Value Per Share—Admiral Shares	$129.05

Institutional Shares—Net Assets
Applicable to 531,216,655 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,610,183
Net Asset Value Per Share—Institutional Shares	$19.97
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,564,425
Dividends—Affiliated Issuers	68,745
Dividends—Vanguard Real Estate II Index Fund	198,144
Interest—Affiliated Issuers	6,278
Securities Lending—Net	2,046
Total Income	1,839,638
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,611
Management and Administrative—Investor Shares	366
Management and Administrative—ETF Shares	41,166
Management and Administrative—Admiral Shares	24,207
Management and Administrative—Institutional Shares	9,674
Marketing and Distribution—Investor Shares	9
Marketing and Distribution—ETF Shares	1,585
Marketing and Distribution—Admiral Shares	890
Marketing and Distribution—Institutional Shares	333
Custodian Fees	169
Auditing Fees	37
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	1,654
Shareholders’ Reports—Admiral Shares	427
Shareholders’ Reports—Institutional Shares	181
Trustees’ Fees and Expenses	25
Other Expenses	38
Total Expenses	82,373
Expenses Paid Indirectly	(95)
Net Expenses	82,278
Net Investment Income	1,757,360
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	329,013
Capital Gain Distributions Received—Affiliated Issuers	2
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	90,589
Investment Securities Sold—Unaffiliated Issuers[1]	2,537,306
Investment Securities Sold—Affiliated Issuers[2]	41,663
Investment Securities Sold—Vanguard Real Estate II Index Fund	—

Real Estate Index Fund
Statement of Operations (continued)
Year Ended January 31, 2023
($000)
Swap Contracts	(50,078)
Realized Net Gain (Loss)	2,948,495
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(13,306,186)
Investment Securities—Affiliated Issuers	128,233
Investment Securities—Vanguard Real Estate II Index Fund	(1,360,121)
Swap Contracts	30,997
Change in Unrealized Appreciation (Depreciation)	(14,507,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,801,222)
1	Includes $3,058,163,000 of net gain (loss) resulting from in-kind redemptions.
2	Includes $69,236,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,757,360	1,487,532
Realized Net Gain (Loss)	2,948,495	2,507,302
Change in Unrealized Appreciation (Depreciation)	(14,507,077)	14,077,791
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,801,222)	18,072,625
Distributions
Net Investment Income and/or Realized Capital Gains
Investor Shares	(3,184)	(3,637)
ETF Shares	(893,338)	(811,715)
Admiral Shares	(518,210)	(463,925)
Institutional Shares	(253,055)	(220,900)
Return of Capital
Investor Shares	(1,590)	(1,874)
ETF Shares	(446,081)	(418,428)
Admiral Shares	(258,764)	(239,147)
Institutional Shares	(126,361)	(113,871)
Total Distributions	(2,500,583)	(2,273,497)
Capital Share Transactions
Investor Shares	(41,427)	(35,113)
ETF Shares	(3,046,898)	6,252,486
Admiral Shares	34,532	1,052,588
Institutional Shares	306,763	221,639
Net Increase (Decrease) from Capital Share Transactions	(2,747,030)	7,491,600
Total Increase (Decrease)	(15,048,835)	23,290,728
Net Assets
Beginning of Period	84,721,901	61,431,173
End of Period	69,673,066	84,721,901
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.37	$28.23	$31.21	$27.69	$26.40
Investment Operations
Net Investment Income[1]	.684	.602	.586	.719	.787
Net Realized and Unrealized Gain (Loss) on Investments	(4.766)	7.475	(2.498)	3.801	1.639
Total from Investment Operations	(4.082)	8.077	(1.912)	4.520	2.426
Distributions
Dividends from Net Investment Income	(.686)	(.620)	(.624)	(.752)	(.851)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.342)	(.317)	(.444)	(.248)	(.285)
Total Distributions	(1.028)	(.937)	(1.068)	(1.000)	(1.136)
Net Asset Value, End of Period	$30.26	$35.37	$28.23	$31.21	$27.69
Total Return[2]	-11.39%	28.73%	-5.88%	16.59%	9.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$127	$196	$188	$243	$1,871
Ratio of Total Expenses to Average Net Assets	0.26%[3]	0.26%	0.26%	0.26%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.18%	1.77%	2.18%	2.48%	3.02%
Portfolio Turnover Rate[4]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.25%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$106.44	$84.96	$93.93	$83.36	$79.47
Investment Operations
Net Investment Income[1]	2.240	1.960	1.889	2.335	2.487
Net Realized and Unrealized Gain (Loss) on Investments	(14.394)	22.486	(7.525)	11.379	4.934
Total from Investment Operations	(12.154)	24.446	(5.636)	13.714	7.421
Distributions
Dividends from Net Investment Income	(2.152)	(1.943)	(1.947)	(2.364)	(2.646)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.074)	(1.023)	(1.387)	(.780)	(.885)
Total Distributions	(3.226)	(2.966)	(3.334)	(3.144)	(3.531)
Net Asset Value, End of Period	$91.06	$106.44	$84.96	$93.93	$83.36
Total Return	-11.25%	28.88%	-5.80%	16.70%	9.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,825	$46,673	$32,064	$37,682	$30,857
Ratio of Total Expenses to Average Net Assets	0.12%[2]	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.38%	1.90%	2.33%	2.60%	3.15%
Portfolio Turnover Rate[3]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$150.85	$120.40	$133.12	$118.14	$112.63
Investment Operations
Net Investment Income[1]	3.201	2.761	2.677	3.315	3.507
Net Realized and Unrealized Gain (Loss) on Investments	(20.428)	31.890	(10.672)	16.121	7.008
Total from Investment Operations	(17.227)	34.651	(7.995)	19.436	10.515
Distributions
Dividends from Net Investment Income	(3.050)	(2.770)	(2.759)	(3.350)	(3.751)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.523)	(1.431)	(1.966)	(1.106)	(1.254)
Total Distributions	(4.573)	(4.201)	(4.725)	(4.456)	(5.005)
Net Asset Value, End of Period	$129.05	$150.85	$120.40	$133.12	$118.14
Total Return[2]	-11.26%	28.91%	-5.74%	16.73%	9.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,110	$25,764	$19,702	$23,274	$18,223
Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.12%	0.12%	0.12%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.41%	1.90%	2.33%	2.60%	3.16%
Portfolio Turnover Rate[4]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.35	$18.64	$20.60	$18.28	$17.43
Investment Operations
Net Investment Income[1]	.500	.432	.421	.518	.543
Net Realized and Unrealized Gain (Loss) on Investments	(3.168)	4.933	(1.646)	2.496	1.085
Total from Investment Operations	(2.668)	5.365	(1.225)	3.014	1.628
Distributions
Dividends from Net Investment Income	(.475)	(.432)	(.429)	(.522)	(.583)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.237)	(.223)	(.306)	(.172)	(.195)
Total Distributions	(.712)	(.655)	(.735)	(.694)	(.778)
Net Asset Value, End of Period	$19.97	$23.35	$18.64	$20.60	$18.28
Total Return	-11.27%	28.91%	-5.68%	16.77%	9.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,610	$12,089	$9,478	$10,027	$8,206
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.09%
Ratio of Net Investment Income to Average Net Assets	2.43%	1.92%	2.37%	2.63%	3.18%
Portfolio Turnover Rate[3]	7%	7%	8%	6%	24%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate Index Fund
Notes to Financial Statements
Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.  ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in affiliated Vanguard funds are valued at that fund's net asset value.
2. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their

Real Estate Index Fund
performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings.

Real Estate Index Fund
While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Real Estate Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,082,000, representing less than 0.01% of the fund’s net assets and 0.83% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $95,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	69,224,698	—	14	69,224,712
Temporary Cash Investments	399,890	—	—	399,890
Total	69,624,588	—	14	69,624,602

Derivative Financial Instruments
Assets
Swap Contracts	—	30,997	—	30,997

Real Estate Index Fund
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,137,196
Total Distributable Earnings (Loss)	(3,137,196)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of income from real estate investment trusts; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	3,729,779
Capital Loss Carryforwards	(2,572,771)
Qualified Late-Year Losses	—
Other Temporary Differences	179,644
Total	1,336,652
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,667,787	1,500,177
Long-Term Capital Gains	—	—
Return of Capital	832,796	773,321
Total	2,500,583	2,273,498
*	Includes short-term capital gains, if any.

Real Estate Index Fund
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	65,894,823
Gross Unrealized Appreciation	11,273,876
Gross Unrealized Depreciation	(7,544,097)
Net Unrealized Appreciation (Depreciation)	3,729,779
F.  During the year ended January 31, 2023, the fund purchased $11,858,060,000 of investment securities and sold $14,892,200,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,055,352,000 and $9,385,117,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $15,414,000 and sales were $4,383,000, resulting in net realized loss of $361,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	12,156	378	40,853	1,192
Issued in Lieu of Cash Distributions	4,774	163	5,511	161
Redeemed	(58,357)	(1,875)	(81,477)	(2,463)
Net Increase (Decrease)—Investor Shares	(41,427)	(1,334)	(35,113)	(1,110)
ETF Shares
Issued	6,166,911	65,225	12,323,320	119,786
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(9,213,809)	(99,300)	(6,070,834)	(58,700)
Net Increase (Decrease)—ETF Shares	(3,046,898)	(34,075)	6,252,486	61,086
Admiral Shares
Issued	2,666,411	20,054	4,265,102	29,377
Issued in Lieu of Cash Distributions	682,639	5,494	616,726	4,188
Redeemed	(3,314,518)	(25,007)	(3,829,240)	(26,405)
Net Increase (Decrease)—Admiral Shares	34,532	541	1,052,588	7,160

Real Estate Index Fund
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	2,009,244	97,409	2,230,405	98,845
Issued in Lieu of Cash Distributions	357,630	18,606	311,998	13,695
Redeemed	(2,060,111)	(102,593)	(2,320,764)	(103,325)
Net Increase (Decrease)—Institutional Shares	306,763	13,422	221,639	9,215

Real Estate Index Fund
H.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Jan. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2023 Market Value ($000)
Easterly Government Properties Inc.	90,343	13,288	22,120	(553)	(16,183)	1,997	—	NA2
Equity Commonwealth	NA3	20,421	43,382	(2,063)	64	5,071	—	NA2
Hudson Pacific Properties Inc.	NA3	16,823	30,465	(18,155)	(68,244)	6,832	—	NA2
Vanguard Market Liquidity Fund	147,613	NA4	NA4	15	55	6,278	2	399,890
Vanguard Real Estate II Index Fund	9,542,041	337,315	—	—	(1,360,121)	198,144	90,589	8,471,187
VICI Properties Inc.	NA3,5	594,465	424,164	62,419	212,541	54,845	—	NA2
Total	9,779,997	982,312	520,131	41,663	(1,231,888)	273,167	90,591	8,871,077
1	Does not include adjustments related to return of capital.
2	Not applicable—at January 31, 2023, the security was still held, but the issuer was no longer an affiliated company of the fund.
3	Not applicable—at January 31, 2022, the issuer was not an affiliated company of the fund.
4	Not applicable—purchases and sales are for temporary cash investment purposes.
5	Not applicable—in April 2022, VICI Properties Inc. acquired MGM Growth Properties LLC.
I.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.

Real Estate II Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 26, 2017, Through January 31, 2023
Initial Investment of $100,000,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	-11.23%	6.70%	5.67%	$134,285,670
Real Estate Spliced Index	-11.15	6.77	5.74	134,763,810
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	10.92	174,033,800
Real Estate Spliced Index: MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Real Estate II Index Fund
Fund Allocation
As of January 31, 2023
Diversified Real Estate Activities	0.2%
Diversified REITs	2.9
Health Care REITs	7.9
Hotel & Resort REITs	2.8
Industrial REITs	12.4
Office REITs	5.5
Real Estate Development	0.3
Real Estate Operating Companies	0.4
Real Estate Services	4.1
Residential REITs	13.6
Retail REITs	12.6
Specialized REITs	37.3
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Real Estate II Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (94.9%)
Diversified REITs (2.9%)
	WP Carey Inc.	1,222,290	104,542
	STORE Capital Corp.	1,612,144	51,927
	Essential Properties Realty Trust Inc.	895,719	22,823
	Broadstone Net Lease Inc.	1,097,179	19,870
	Global Net Lease Inc.	659,032	9,853
	American Assets Trust Inc.	326,198	9,284
	Alexander & Baldwin Inc.	461,014	9,229
	Empire State Realty Trust Inc. Class A	876,755	7,312
	Armada Hoffler Properties Inc.	428,464	5,433
	iStar Inc.	541,478	5,025
	Gladstone Commercial Corp.	250,489	4,256
	NexPoint Diversified Real Estate Trust	200,024	2,618
	One Liberty Properties Inc.	106,880	2,577
			254,749
Health Care REITs (7.9%)
	Welltower Inc.	2,936,055	220,322
	Ventas Inc.	2,532,696	131,219
	Healthpeak Properties Inc.	3,419,232	93,960
	Healthcare Realty Trust Inc. Class A	2,411,439	51,918
[1]	Medical Properties Trust Inc.	3,795,895	49,157
	Omega Healthcare Investors Inc.	1,483,327	43,669
	Physicians Realty Trust	1,435,547	22,768
	Sabra Health Care REIT Inc.	1,463,753	19,761
	National Health Investors Inc.	282,818	16,638
	CareTrust REIT Inc.	614,701	12,737
	LTC Properties Inc.	256,575	9,788
	Community Healthcare Trust Inc.	151,103	6,479
	Shares	Market Value• ($000)
Universal Health Realty Income Trust	83,070	4,553
Global Medical REIT Inc.	394,880	4,435
Diversified Healthcare Trust	1,510,063	1,195
		688,599
Hotel & Resort REITs (2.8%)
Host Hotels & Resorts Inc.	4,529,546	85,382
Ryman Hospitality Properties Inc.	332,092	30,848
Apple Hospitality REIT Inc.	1,377,563	24,424
Park Hotels & Resorts Inc.	1,026,200	15,095
Sunstone Hotel Investors Inc.	1,344,618	14,777
Pebblebrook Hotel Trust	832,720	13,657
RLJ Lodging Trust	1,030,971	12,959
DiamondRock Hospitality Co.	1,336,171	12,867
Xenia Hotels & Resorts Inc.	724,666	10,798
Service Properties Trust	1,045,623	9,317
Summit Hotel Properties Inc.	676,855	5,767
Chatham Lodging Trust	294,311	4,182
		240,073
Industrial REITs (12.4%)
Prologis Inc.	5,848,437	756,086
Rexford Industrial Realty Inc.	1,083,911	68,796
EastGroup Properties Inc.	276,035	46,443
Americold Realty Trust Inc.	1,457,078	45,767
First Industrial Realty Trust Inc.	836,745	44,640
STAG Industrial Inc.	1,135,488	40,423
Terreno Realty Corp.	478,790	30,848
LXP Industrial Trust	1,773,744	20,487
Innovative Industrial Properties Inc.	177,341	15,922
Plymouth Industrial REIT Inc.	253,867	5,682
Industrial Logistics Properties Trust	416,776	1,838
		1,076,932

Real Estate II Index Fund
		Shares	Market Value• ($000)
Office REITs (5.5%)
	Alexandria Real Estate Equities Inc.	982,123	157,866
	Boston Properties Inc.	943,551	70,332
	Kilroy Realty Corp.	666,203	27,341
	Cousins Properties Inc.	959,195	26,301
	Vornado Realty Trust	1,032,690	25,187
	Highwoods Properties Inc.	666,545	20,243
	Corporate Office Properties Trust	712,501	20,000
	Douglas Emmett Inc.	1,114,112	18,661
	Equity Commonwealth	705,107	17,994
[1]	SL Green Realty Corp.	407,189	16,756
	JBG SMITH Properties	653,519	13,162
	Hudson Pacific Properties Inc.	897,852	10,227
	Easterly Government Properties Inc. Class A	546,152	8,870
*	Veris Residential Inc.	490,802	8,491
	Piedmont Office Realty Trust Inc. Class A	781,797	8,287
	Paramount Group Inc.	1,143,174	7,374
	Brandywine Realty Trust	1,084,906	7,117
	Office Properties Income Trust	306,675	5,263
	Orion Office REIT Inc.	357,915	3,454
	City Office REIT Inc.	263,546	2,593
	Franklin Street Properties Corp.	590,918	1,820
			477,339
Residential REITs (13.6%)
	AvalonBay Communities Inc.	885,998	157,211
	Equity Residential	2,264,001	144,104
	Invitation Homes Inc.	3,867,562	125,696
	Sun Communities Inc.	781,453	122,579
	Mid-America Apartment Communities Inc.	731,459	121,949
	Essex Property Trust Inc.	412,599	93,276
	UDR Inc.	2,058,674	87,679
	Equity LifeStyle Properties Inc.	1,120,051	80,397
	Camden Property Trust	641,214	79,004
	American Homes 4 Rent Class A	1,982,924	67,994
	Apartment Income REIT Corp. Class A	976,919	37,377
	Independence Realty Trust Inc.	1,408,056	26,514
	Elme Communities	553,414	10,626
	NexPoint Residential Trust Inc.	146,387	7,392
	Apartment Investment & Management Co. Class A	964,549	7,244
		Shares	Market Value• ($000)
	Centerspace	97,523	6,594
	UMH Properties Inc.	331,073	5,933
			1,181,569
Retail REITs (12.6%)
	Simon Property Group Inc.	2,074,197	266,451
	Realty Income Corp.	3,913,115	265,427
	Kimco Realty Corp.	3,919,129	88,024
	Regency Centers Corp.	975,762	65,015
	National Retail Properties Inc.	1,122,346	53,143
	Federal Realty Investment Trust	461,506	51,472
	Brixmor Property Group Inc.	1,898,578	44,674
	Spirit Realty Capital Inc.	863,856	37,906
	Agree Realty Corp.	505,859	37,752
	Kite Realty Group Trust	1,388,585	30,132
	Phillips Edison & Co. Inc.	739,322	24,782
	Macerich Co.	1,361,425	18,706
	SITE Centers Corp.	1,221,116	16,668
	Tanger Factory Outlet Centers Inc.	661,005	12,632
	Retail Opportunity Investments Corp.	789,232	12,494
	Urban Edge Properties	744,040	11,719
	InvenTrust Properties Corp.	426,949	10,618
	Acadia Realty Trust	601,824	9,346
	Getty Realty Corp.	251,894	9,176
	NETSTREIT Corp.	318,416	6,410
	Necessity Retail REIT Inc. Class A	843,319	5,760
	RPT Realty	538,528	5,644
	Saul Centers Inc.	90,858	3,890
	Urstadt Biddle Properties Inc. Class A	191,345	3,593
	Alexander's Inc.	14,595	3,463
	CBL & Associates Properties Inc.	80,280	2,139
*,2	Spirit MTA REIT	257,871	—
			1,097,036
Specialized REITs (37.2%)
	American Tower Corp.	2,950,127	659,029
	Equinix Inc.	577,084	425,963
	Crown Castle Inc.	2,743,886	406,397
	Public Storage	1,001,058	304,662
	Digital Realty Trust Inc.	1,821,104	208,735
	VICI Properties Inc. Class A	6,102,367	208,579
	SBA Communications Corp. Class A	683,548	203,376
	Weyerhaeuser Co.	4,690,809	161,505
	Extra Space Storage Inc.	848,508	133,920
	Iron Mountain Inc.	1,841,970	100,535
	Gaming & Leisure Properties Inc.	1,626,169	87,098
	CubeSmart	1,422,150	65,120

Real Estate II Index Fund
		Shares	Market Value• ($000)
	Lamar Advertising Co. Class A	552,007	58,811
	Life Storage Inc.	534,715	57,771
	Rayonier Inc.	927,884	33,766
	PotlatchDeltic Corp.	510,642	24,996
	National Storage Affiliates Trust	552,342	22,535
[1]	EPR Properties	475,386	20,194
	Outfront Media Inc.	882,979	17,571
	Four Corners Property Trust Inc.	516,003	14,840
	Uniti Group Inc.	1,504,029	9,911
[1]	Safehold Inc.	156,502	5,471
	Gladstone Land Corp.	206,103	4,027
			3,234,812
Total Equity Real Estate Investment Trusts (REITs) (Cost $7,046,202)			8,251,109
Real Estate Management & Development (4.9%)
Diversified Real Estate Activities (0.1%)
	St. Joe Co.	205,390	9,674
	RMR Group Inc. Class A	98,011	3,040
			12,714
Real Estate Development (0.3%)
*	Howard Hughes Corp.	237,215	20,280
*	Forestar Group Inc.	125,880	1,873
			22,153
Real Estate Operating Companies (0.4%)
	DigitalBridge Group Inc.	1,038,243	15,366
	Kennedy-Wilson Holdings Inc.	785,464	14,044
*,1	Seritage Growth Properties Class A	230,514	2,801
*	FRP Holdings Inc.	38,782	2,178
*,1	WeWork Inc.	1,130,344	1,797
			36,186
Real Estate Services (4.1%)
*	CBRE Group Inc. Class A	2,035,540	174,059
*	Jones Lang LaSalle Inc.	303,629	56,132
*	Zillow Group Inc. Class C	1,005,072	44,434
*	Zillow Group Inc. Class A	372,098	15,985
		Shares	Market Value• ($000)
*	Cushman & Wakefield plc	929,688	13,415
	Newmark Group Inc. Class A	998,822	8,560
[1]	eXp World Holdings Inc.	432,629	6,745
*	Anywhere Real Estate Inc.	724,552	6,144
*	Compass Inc. Class A	1,506,201	6,055
	Marcus & Millichap Inc.	164,344	5,956
*,1	Opendoor Technologies Inc.	2,593,429	5,680
*,1	Redfin Corp.	617,367	4,618
	RE/MAX Holdings Inc. Class A	119,118	2,717
	Douglas Elliman Inc.	461,492	2,150
*,1	Doma Holdings Inc.	719,697	511
*,1	Offerpad Solutions Inc.	357,193	328
			353,489
Total Real Estate Management & Development (Cost $508,696)			424,542
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[3,4]	Vanguard Market Liquidity Fund, 4.437% (Cost $58,760)	587,679	58,762
Total Investments (100.5%) (Cost $7,613,658)			8,734,413
Other Assets and Liabilities—Net (-0.5%)			(44,578)
Net Assets (100%)			8,689,835
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $48,513,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $51,019,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Americold Realty Trust Inc.	1/31/24	GSI	7,853	(4.557)	—	—
Park Hotels & Resorts Inc.	1/31/24	GSI	5,884	(4.557)	—	—
					—	—
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $992,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,554,898)	8,675,651
Affiliated Issuers (Cost $58,760)	58,762
Total Investments in Securities	8,734,413
Investment in Vanguard	296
Cash	6,315
Receivables for Accrued Income	7,898
Total Assets	8,748,922
Liabilities
Payables for Investment Securities Purchased	7,344
Collateral for Securities on Loan	51,019
Payables for Capital Shares Redeemed	428
Payables to Vanguard	296
Total Liabilities	59,087
Net Assets	8,689,835
1 Includes $48,513,000 of securities on loan.
At January 31, 2023, net assets consisted of:

Paid-in Capital	7,582,685
Total Distributable Earnings (Loss)	1,107,150
Net Assets	8,689,835

Net Assets
Applicable to 397,480,558 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,689,835
Net Asset Value Per Share	$21.86
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends	218,246
Interest[1]	92
Securities Lending—Net	235
Total Income	218,573
Expenses
The Vanguard Group—Note B
Investment Advisory Services	704
Management and Administrative	5,890
Marketing and Distribution	127
Custodian Fees	79
Auditing Fees	37
Shareholders’ Reports	—
Trustees’ Fees and Expenses	2
Other Expenses	18
Total Expenses	6,857
Expenses Paid Indirectly	(9)
Net Expenses	6,848
Net Investment Income	211,725
Realized Net Gain (Loss)
Capital Gain Distributions Received	48,674
Investment Securities Sold[1]	22,717
Swap Contracts	(1,111)
Realized Net Gain (Loss)	70,280
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,336,365)
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	(1,336,365)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,054,360)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $92,000, ($3,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	211,725	176,897
Realized Net Gain (Loss)	70,280	53,384
Change in Unrealized Appreciation (Depreciation)	(1,336,365)	1,912,230
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,054,360)	2,142,511
Distributions
Net Investment Income and/or Realized Capital Gains	(291,773)	(186,333)
Return of Capital	(48,996)	(76,790)
Total Distributions	(340,769)	(263,123)
Capital Share Transactions
Issued	203,267	—
Issued in Lieu of Cash Distributions	340,769	263,123
Redeemed	(1,113)	—
Net Increase (Decrease) from Capital Share Transactions	542,923	263,123
Total Increase (Decrease)	(852,206)	2,142,511
Net Assets
Beginning of Period	9,542,041	7,399,530
End of Period	8,689,835	9,542,041
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.69	$20.50	$22.64	$20.10	$19.17
Investment Operations
Net Investment Income[1]	.558	.484	.471	.571	.611
Net Realized and Unrealized Gain (Loss) on Investments	(3.493)	5.427	(1.808)	2.752	1.176
Total from Investment Operations	(2.935)	5.911	(1.337)	3.323	1.787
Distributions
Dividends from Net Investment Income	(.528)	(.477)	(.465)	(.590)	(.626)
Distributions from Realized Capital Gains	(.238)	(.034)	—	—	—
Return of Capital	(.129)	(.210)	(.338)	(.193)	(.231)
Total Distributions	(.895)	(.721)	(.803)	(.783)	(.857)
Net Asset Value, End of Period	$21.86	$25.69	$20.50	$22.64	$20.10
Total Return	-11.23%	28.96%	-5.70%	16.78%	9.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,690	$9,542	$7,400	$7,848	$6,719
Ratio of Total Expenses to Average Net Assets	0.08%[2]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.47%	1.95%	2.41%	2.63%	3.22%
Portfolio Turnover Rate	5%[3]	6%	4%	3%	23%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund
Notes to Financial Statements
Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2023, the Real Estate Index Fund was the record and beneficial owner of 97.5% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting

Real Estate II Index Fund
arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceed a fund's current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities

Real Estate II Index Fund
lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Real Estate II Index Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $296,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $9,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,675,651	—	—	8,675,651
Temporary Cash Investments	58,762	—	—	58,762
Total	8,734,413	—	—	8,734,413

Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable swap agreements and designation of dividends paid were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the deferral of

Real Estate II Index Fund
income from real estate investment trusts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,081,493
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	25,657
Total	1,107,150
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	198,902	180,753
Long-Term Capital Gains	92,871	5,580
Return of Capital	48,996	76,790
Total	340,769	263,123
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,652,920
Gross Unrealized Appreciation	2,006,428
Gross Unrealized Depreciation	(924,935)
Net Unrealized Appreciation (Depreciation)	1,081,493
F.  During the year ended January 31, 2023, the fund purchased $943,813,000 of investment securities and sold $441,979,000 of investment securities, other than temporary cash investments. Purchases and sales include $191,875,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $1,939,000 and sales were $467,000, resulting in net realized loss of $77,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Real Estate II Index Fund
G.  Capital shares issued and redeemed were:
	Year Ended January 31,
	2023 Shares (000)	2022 Shares (000)

Issued	9,838	—
Issued in Lieu of Cash Distributions	16,244	10,506
Redeemed	(52)	—
Net Increase (Decrease) in Shares Outstanding	26,030	10,506
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the "Funds") as of January 31, 2023, the related statements of operations for the year ended January 31, 2023, the statements of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2023 and each of the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited) for Vanguard Real Estate Index Fund
The fund hereby designates $33,231,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $1,776,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $1,634,556,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

Tax information (unaudited) for Vanguard Real Estate II Index Fund
The fund hereby designates $3,899,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $27,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $92,871,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designates $83,134,000 of its capital gain dividends as 20% rate gain distributions and $9,737,000 as unrecaptured section 1250 gain distributions (25% rate gain).
The fund hereby designates $195,003,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
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Q1230 032023

Annual Report   |   January 31, 2023
Vanguard Dividend Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangement	23
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the fiscal year ended January 31, 2023, Vanguard Dividend Growth Fund returned –0.76%, outperforming its benchmark’s –1.94% return.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings across much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	Sticky inflation, dramatic rate increases, and fears of a recession weighed heavily on sentiment in the stock market.
•	Stock selection in the industrial and consumer discretionary sectors helped the Dividend Growth Fund’s relative returns most. Other relative contributors included stock selection in financials as well as an underweight position in the poorly performing information technology sector. The greatest relative detractors included stock selection in health care and materials.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

Advisor’s Report
For the 12 months ended January 31, 2023, Vanguard Dividend Growth Fund returned –0.76%, outperforming the –1.94% return of the fund’s benchmark, the S&P U.S. Dividend Growers Index.
The investment environment
U.S. equities, as measured by the Standard & Poor’s 500 Index, fell in 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities started 2022 lower as they registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the Federal Reserve drove the S&P 500 Index into correction territory in February. U.S. equities continued to fall during a volatile second quarter.
Growth stocks significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since December 2008. U.S. equities fell in the third quarter as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would drive the U.S. into recession.
U.S. equities rallied in the fourth quarter after three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November. Risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks anticipated in the coming quarters.
The speed and magnitude of Fed monetary tightening in 2022 was nearly unprecedented. Its economic impact is not yet obvious because there is typically a lag between Fed actions and their effect on economic activity. We believe that the full effect will become apparent in the next few quarters. Based on history, we expect to see two primary effects: first, a dramatic slowdown in economic activity (likely with a significant decline in corporate earnings); and second, a significant slowdown in inflation.
Investors are hoping that the peak in inflation will lead to the end of tightening and a “Fed pivot” to lower interest rates and looser policy. Our view is more cautious. We agree that inflation has peaked and that the Fed will stop raising rates; however, we think that economic growth is on the verge of slowing significantly and that corporate earnings will likely be weak in 2023. In addition, we fear that inflation is going to prove stickier than many are hoping, and that may force the Fed to maintain tighter policy than the market would like. We see signs that an inflationary inertia has taken hold in the broader economy, which suggests that inflation may remain stubbornly above the Fed’s long-term target.

2

We remain committed to dividend growth as the north star in our process, an approach that leads us to own high-quality, stable compounders that should fare well in the sort of environment we just described. On a “run-rate” basis, the fund is expected to produce a mean, asset-weighted dividend growth of 14.8% for calendar-year 2023. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. Despite certain shortcomings, we view this estimate as a reasonable report card for our companies.
Some portfolio companies with notable dividend run-rate increases include NIKE, a sportswear manufacturing company (20.4%), Texas Instruments, a semiconductor manufacturing company (17.8%), and Danaher, a science and technology innovator (19.0%). The portfolio remains high-quality and we are optimistic that it will be resilient in a weak economic environment, as it was in 2022.
The fund’s successes and shortfalls
Stock selection in consumer discretionary, industrials, and financials was the largest contributor to relative performance during the fiscal year. Our underweight to information technology and overweight positions in industrials and health care also helped results. The top absolute contributors were TJX Companies (consumer discretionary), Northrop Grumman (industrials), and Merck (health care).
Shares of TJX Companies, a U.S.-based off-price apparel and home goods retailer, rose for the period because of solid demand and good buying opportunities, as traditional retailers continued to experience inventory challenges. Management remains focused on future profitability and its long-term goal of becoming a $60 billion revenue company.
Shares of Northrop Grumman, a U.S. aerospace and defense company, rose on strength in the industry as the conflict in Ukraine has led to increased military spending. Like its peers, its growth is moderating as the B-21 and F-35 programs have plateaued and the U.S. government shifts from unmanned aerospace platforms to space platforms, which takes time to play out.
Shares of global health care company Merck rose. It generates a stable return on capital, which we expect to accelerate as it leans into its new-drug pipeline and expands the use cases for its immunotherapy drug, Keytruda. Merck has a forward-looking approach to long-term strategic issues, with a strong focus on internal talent development alongside a strong board and a great management team.
Stock selection in health care, materials, and consumer staples were the largest detractors from relative results. Our out-of-benchmark position in real estate and an underweight to financials also weighed on relative performance. Our largest absolute detractors included Baxter International (health care),
3

Comcast (communication services), and Microsoft (information technology).
Baxter International shares underperformed in 2022 primarily because of continued inflationary pressures, which stemmed from higher raw material costs, overhead costs, and difficulty securing critical components, specifically chips, because of shortages.
Comcast shares fell despite the company’s reporting second-quarter results that topped analysts’ estimates. For the first time in its history, Comcast did not add broadband customers during a quarter.
Shares of Microsoft declined after the company reported weaker-than-expected cloud revenue in the fiscal first quarter, despite beating earnings and revenue estimates. The company also issued second-quarter revenue guidance that fell short of expectations.
The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building the Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend-growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in industrials, health care, and information technology but less exposure (below 5%) to real estate. We did not hold any stocks in utilities, communication services, or energy at period-end.
Working on behalf of the fund’s shareholders, we are continually trying to balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and safeguard when necessary. We have high confidence in our investment approach and conviction that patience and careful stock picking will deliver in the long term.
Donald J. Kilbride,
Senior Managing Director and
Equity Portfolio Manager
Peter C. Fisher,
Portfolio Manager
Wellington Management Company llp
February 10, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended January 31, 2023
Dividend Growth Fund	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,019.30	$1.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Dividend Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Growth Fund	-0.76%	10.84%	12.44%	$32,289
Dividend Growth Spliced Index	-1.94	9.97	11.78	30,458
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581
Dividend Growth Spliced Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.
See Financial Highlights for dividend and capital gains information.
7

Dividend Growth Fund
Fund Allocation
As of January 31, 2023
Consumer Discretionary	12.8%
Consumer Staples	15.1
Financials	9.2
Health Care	18.3
Industrials	20.8
Information Technology	15.6
Materials	5.2
Real Estate	3.0
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

Dividend Growth Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (97.1%)
Consumer Discretionary (12.5%)
TJX Cos. Inc.	26,774,678	2,191,775
NIKE Inc. Class B	14,480,107	1,843,752
McDonald's Corp.	5,996,876	1,603,564
Home Depot Inc.	3,153,585	1,022,298
		6,661,389
Consumer Staples (14.7%)
Colgate-Palmolive Co.	21,242,045	1,583,170
PepsiCo Inc.	8,539,179	1,460,370
Procter & Gamble Co.	10,138,846	1,443,569
Coca-Cola Co.	20,650,771	1,266,305
Costco Wholesale Corp.	2,191,388	1,120,106
Diageo plc	21,972,876	960,788
		7,834,308
Financials (9.0%)
Marsh & McLennan Cos. Inc.	8,807,118	1,540,453
Chubb Ltd.	6,094,600	1,386,461
American Express Co.	6,899,286	1,206,892
PNC Financial Services Group Inc.	4,001,572	661,980
		4,795,786
Health Care (17.8%)
UnitedHealth Group Inc.	3,967,182	1,980,378
Stryker Corp.	6,905,037	1,752,567
Johnson & Johnson	8,267,659	1,351,101
Danaher Corp.	4,766,298	1,260,114
Medtronic plc	12,684,304	1,061,549
Merck & Co. Inc.	7,847,792	842,931
Baxter International Inc.	16,576,448	757,378
Pfizer Inc.	11,049,853	487,962
		9,493,980
Industrials (20.2%)
Honeywell International Inc.	8,697,718	1,813,300
Northrop Grumman Corp.	3,430,395	1,536,954
		Shares	Market Value• ($000)
	Raytheon Technologies Corp.	13,730,740	1,371,014
	General Dynamics Corp.	5,570,714	1,298,311
	Union Pacific Corp.	5,721,760	1,168,326
	United Parcel Service Inc. Class B (XNYS)	5,921,866	1,096,907
	Canadian National Railway Co.	9,141,864	1,088,188
	Lockheed Martin Corp.	1,823,908	844,944
	Deere & Co.	1,417,859	599,528
			10,817,472
Information Technology (15.1%)
	Microsoft Corp.	6,418,825	1,590,649
	Visa Inc. Class A	6,888,638	1,585,833
	Mastercard Inc. Class A	3,732,371	1,383,217
	Texas Instruments Inc.	7,514,084	1,331,571
	Accenture plc Class A	4,558,827	1,272,141
	Automatic Data Processing Inc.	4,143,705	935,690
			8,099,101
Materials (5.0%)
	Linde plc	4,442,957	1,470,352
	Ecolab Inc.	7,904,944	1,223,923
			2,694,275
Real Estate (2.8%)
	American Tower Corp.	3,574,792	798,573
	Public Storage	2,390,232	727,443
			1,526,016
Total Common Stocks (Cost $29,177,761)			51,922,327
Temporary Cash Investments (2.7%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 4.437%	262	26
9

Dividend Growth Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (2.7%)
Credit Agricole Securities 4.250%, 2/1/23 (Dated 1/31/23, Repurchase Value $100,112,000, collateralized by U.S. Treasury Inflation Indexed Note/Bond 0.125%, 1/15/30, with a value of $102,102,000)	100,100	100,100
Natixis SA 4.250%, 2/1/23 (Dated 1/31/23, Repurchase Value $558,866,000, collateralized by Federal Home Loan Bank 2.080%–3.000%, 2/24/37– 9/25/45, U.S. Treasury Inflation Indexed Note/Bond 4.657%, 7/31/23, and U.S. Treasury Note/Bond 0.125%–6.625%, 4/15/23–11/15/52, with a value of $569,976,000)	558,800	558,800
NatWest Markets plc 4.260%, 2/1/23 (Dated 1/31/23, Repurchase Value $519,461,000, collateralized by U.S. Treasury Bill 0.000%, 2/9/23–1/25/24, and U.S. Treasury Inflation Indexed Note/Bond 4.554%–4.829%, 4/30/23–1/31/25, with a value of $529,788,000)	519,400	519,400
	Face Amount ($000)	Market Value• ($000)
Societe Generale 4.260%, 2/1/23 (Dated 1/31/23, Repurchase Value $266,232,000, collateralized by Federal National Mortgage Assn. 3.000%–5.000%, 9/1/46–7/1/56, with a value of $271,524,000)	266,200	266,200
		1,444,500
Total Temporary Cash Investments (Cost $1,444,526)		1,444,526
Total Investments (99.8%) (Cost $30,622,287)		53,366,853
Other Assets and Liabilities—Net (0.2%)		85,254
Net Assets (100%)		53,452,107
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Dividend Growth Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $30,622,261)	53,366,827
Affiliated Issuers (Cost $26)	26
Total Investments in Securities	53,366,853
Investment in Vanguard	2,003
Receivables for Investment Securities Sold	47,594
Receivables for Accrued Income	69,579
Receivables for Capital Shares Issued	22,998
Total Assets	53,509,027
Liabilities
Foreign Currency Due to Custodian, at Value (Proceeds $3)	3
Due to Custodian	115
Payables to Investment Advisor	19,078
Payables for Capital Shares Redeemed	34,467
Payables to Vanguard	3,257
Total Liabilities	56,920
Net Assets	53,452,107
At January 31, 2023, net assets consisted of:

Paid-in Capital	30,645,277
Total Distributable Earnings (Loss)	22,806,830
Net Assets	53,452,107

Net Assets
Applicable to 1,509,222,120 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	53,452,107
Net Asset Value Per Share	$35.42

See accompanying Notes, which are an integral part of the Financial Statements.
11

Dividend Growth Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends[1]	1,010,865
Interest[2]	27,212
Securities Lending—Net	1
Total Income	1,038,078
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,639
Performance Adjustment	14,424
The Vanguard Group—Note C
Management and Administrative	69,964
Marketing and Distribution	2,771
Custodian Fees	273
Auditing Fees	28
Shareholders’ Reports	568
Trustees’ Fees and Expenses	18
Other Expenses	16
Total Expenses	156,701
Expenses Paid Indirectly	(27)
Net Expenses	156,674
Net Investment Income	881,404
Realized Net Gain (Loss)
Investment Securities Sold[2]	952,240
Foreign Currencies	(1,508)
Realized Net Gain (Loss)	950,732
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	(2,275,243)
Net Increase (Decrease) in Net Assets Resulting from Operations	(443,107)
1	Dividends are net of foreign withholding taxes of $3,080,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Growth Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	881,404	808,227
Realized Net Gain (Loss)	950,732	3,426,528
Change in Unrealized Appreciation (Depreciation)	(2,275,243)	7,167,222
Net Increase (Decrease) in Net Assets Resulting from Operations	(443,107)	11,401,977
Distributions
Total Distributions	(3,115,838)	(2,973,671)
Capital Share Transactions
Issued	6,800,227	5,053,981
Issued in Lieu of Cash Distributions	2,759,975	2,627,602
Redeemed	(6,734,733)	(7,022,848)
Net Increase (Decrease) from Capital Share Transactions	2,825,469	658,735
Total Increase (Decrease)	(733,476)	9,087,041
Net Assets
Beginning of Period	54,185,583	45,098,542
End of Period	53,452,107	54,185,583

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$37.85	$31.82	$30.63	$26.03	$27.85
Investment Operations
Net Investment Income[1]	.596	.576	.557	.536	.520
Net Realized and Unrealized Gain (Loss) on Investments	(.893)	7.593	1.572	5.499	(.178)
Total from Investment Operations	(.297)	8.169	2.129	6.035	.342
Distributions
Dividends from Net Investment Income	(.590)	(.574)	(.539)	(.525)	(.526)
Distributions from Realized Capital Gains	(1.543)	(1.565)	(.400)	(.910)	(1.636)
Total Distributions	(2.133)	(2.139)	(.939)	(1.435)	(2.162)
Net Asset Value, End of Period	$35.42	$37.85	$31.82	$30.63	$26.03
Total Return[2]	-0.76%	25.66%	7.03%	23.33%	1.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53,452	$54,186	$45,099	$43,024	$32,856
Ratio of Total Expenses to Average Net Assets[3]	0.30%[4]	0.27%	0.26%	0.27%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.56%	1.85%	1.82%	1.93%
Portfolio Turnover Rate	11%	15%	15%	17%	23%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.00%), (0.01%), 0.00%, and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.30%.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Dividend Growth Fund
Notes to Financial Statements
Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any
15

Dividend Growth Fund
repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
16

Dividend Growth Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for periods prior to September 20, 2021, and to the current benchmark S&P U.S. Dividend Growers Index, beginning September 20, 2021, for the preceding three years. The benchmark change will be fully phased in by October 2024. For the year ended January 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net increase of $14,424,000 (0.03%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,003,000, representing less than 0.01% of the fund’s net assets and 0.80% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and
17

Dividend Growth Fund
administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, these arrangements reduced the fund’s management and administrative expenses by $19,000 and custodian fees by $8,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	50,961,539	960,788	—	51,922,327
Temporary Cash Investments	26	1,444,500	—	1,444,526
Total	50,961,565	2,405,288	—	53,366,853
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	76,043
Total Distributable Earnings (Loss)	(76,043)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
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Dividend Growth Fund
The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	65,688
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	22,741,142
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	988,587	1,045,281
Long-Term Capital Gains	2,127,251	1,928,390
Total	3,115,838	2,973,671
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	30,625,711
Gross Unrealized Appreciation	23,682,241
Gross Unrealized Depreciation	(941,099)
Net Unrealized Appreciation (Depreciation)	22,741,142
G.	During the year ended January 31, 2023, the fund purchased $5,830,917,000 of investment securities and sold $6,366,263,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $50,920,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Dividend Growth Fund
H.	Capital shares issued and redeemed were:

	Year Ended January 31,
	2023 Shares (000)	2022 Shares (000)

Issued	191,019	137,831
Issued in Lieu of Cash Distributions	76,943	68,554
Redeemed	(190,197)	(192,414)
Net Increase (Decrease) in Shares Outstanding	77,765	13,971
I.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Growth Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Tax information (unaudited)
For corporate shareholders, 88.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $944,211,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $4,823,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,199,699,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
22

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Dividend Growth Fund renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the continuation of the advisory arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the portfolio manager of the fund has nearly three decades of industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the advisor seeks to purchase these businesses when short-term dislocations have made the share price attractive. Wellington Management has advised the fund since its inception in 1992.
The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
23

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q570 032023

Annual Report   |   January 31, 2023
Vanguard Dividend Appreciation Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended January 31, 2023, Vanguard Dividend Appreciation Index Fund returned –2.02% for both ETF Shares (based on net asset value) and Admiral Shares. Those results were in line with the –1.94% return of its benchmark index after taking into account the cost of running the fund.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation readings across much of the world continued climbing to multidecade highs amid supply chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	Sticky inflation, dramatic rate hikes, and fears of a recession weighed heavily on sentiment in the stock market.
•	From a sector perspective, the largest contributors to the fund’s performance were industrials and health care. Information technology, consumer discretionary, and communication services detracted most.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,031.00	$0.31
Admiral™ Shares	1,000.00	1,031.10	0.41
Based on Hypothetical 5% Yearly Return
Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Dividend Appreciation Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: January 31, 2013, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Dividend Appreciation Index Fund ETF Shares Net Asset Value	-2.02%	9.89%	11.70%	$30,242
Dividend Appreciation Index Fund ETF Shares Market Price	-2.02	9.88	11.70	30,235
Spliced S&P U.S. Dividend Growers Index	-1.94	9.97	11.78	30,458
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	12.19	31,581
Spliced S&P U.S. Dividend Growers Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.

	One Year	Five Years	Since Inception (12/19/2013)	Final Value of a $10,000 Investment
Dividend Appreciation Index Fund Admiral Shares	-2.02%	9.88%	10.74%	$25,357
Spliced S&P U.S. Dividend Growers Index	-1.94	9.97	10.83	25,533
Dow Jones U.S. Total Stock Market Float Adjusted Index	-8.42	8.99	10.84	25,566
Spliced S&P U.S. Dividend Growers Index: NASDAQ US Dividend Achievers Select Index through September 19, 2021; S&P U.S. Dividend Growers Index thereafter.
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Dividend Appreciation Index Fund
Cumulative Returns of ETF Shares: January 31, 2013, Through January 31, 2023
	One Year	Five Years	Ten Years
Dividend Appreciation Index Fund ETF Shares Market Price	-2.02%	60.20%	202.35%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	-2.02	60.27	202.42
Spliced S&P U.S. Dividend Growers Index	-1.94	60.85	204.58
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Dividend Appreciation Index Fund
Fund Allocation
As of January 31, 2023
Communication Services	1.9%
Consumer Discretionary	9.7
Consumer Staples	12.9
Energy	0.1
Financials	15.6
Health Care	15.1
Industrials	13.3
Information Technology	23.3
Materials	4.9
Utilities	3.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Dividend Appreciation Index Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.7%)
Communication Services (1.8%)
Comcast Corp. Class A	27,613,767	1,086,602
Activision Blizzard Inc.	4,523,310	346,350
John Wiley & Sons Inc. Class A	272,740	12,491
		1,445,443
Consumer Discretionary (9.7%)
Home Depot Inc.	6,570,662	2,130,011
McDonald's Corp.	4,651,251	1,243,744
NIKE Inc. Class B	8,009,526	1,019,853
Lowe's Cos. Inc.	4,051,158	843,654
Starbucks Corp.	7,478,275	816,179
Target Corp.	2,977,937	512,622
Tractor Supply Co.	701,370	159,905
Genuine Parts Co.	895,249	150,241
Best Buy Co. Inc.	1,301,429	115,463
Pool Corp.	247,755	95,537
Service Corp. International	978,218	72,535
VF Corp.	2,118,967	65,561
Williams-Sonoma Inc.	432,285	58,332
Whirlpool Corp.	355,766	55,353
Churchill Downs Inc.	209,193	51,901
Lithia Motors Inc. Class A	173,244	45,598
Gentex Corp.	1,487,048	43,883
Polaris Inc.	346,965	39,845
Thor Industries Inc.	340,457	32,456
Monro Inc.	199,455	10,152
Dillard's Inc. Class A	23,185	9,119
Aaron's Co. Inc.	196,562	2,880
		7,574,824
Consumer Staples (12.9%)
Procter & Gamble Co.	15,192,759	2,163,145
Coca-Cola Co.	24,717,257	1,515,662
PepsiCo Inc.	8,744,393	1,495,466
Costco Wholesale Corp.	2,800,786	1,431,594
Walmart Inc.	9,010,574	1,296,351
Colgate-Palmolive Co.	5,305,038	395,384
Archer-Daniels-Midland Co.	3,489,293	289,088
Sysco Corp.	3,250,580	251,790
Hershey Co.	933,151	209,586
Kroger Co.	3,183,052	142,060
Church & Dwight Co. Inc.	1,561,422	126,257
Tyson Foods Inc. Class A	1,853,906	121,894
	Shares	Market Value• ($000)
McCormick & Co. Inc.	1,588,681	119,342
Clorox Co.	782,161	113,171
J M Smucker Co.	676,637	103,390
Hormel Foods Corp.	1,837,992	83,279
Brown-Forman Corp. Class B	1,160,944	77,296
Casey's General Stores Inc.	236,801	55,864
Ingredion Inc.	416,040	42,769
Lancaster Colony Corp.	125,599	24,104
WD-40 Co.	86,932	15,173
J & J Snack Foods Corp.	94,985	13,611
Nu Skin Enterprises Inc. Class A	316,609	13,576
Andersons Inc.	201,474	7,410
SpartanNash Co.	222,713	7,056
Tootsie Roll Industries Inc.	114,668	5,129
		10,119,447
Energy (0.1%)
Texas Pacific Land Corp.	39,115	78,068
Financials (15.6%)
JPMorgan Chase & Co.	18,628,254	2,607,210
S&P Global Inc.	2,114,964	792,985
Goldman Sachs Group Inc.	2,150,787	786,779
BlackRock Inc.	955,302	725,275
Chubb Ltd.	2,636,055	599,676
Marsh & McLennan Cos. Inc.	3,150,177	550,997
Aon plc Class A (XNYS)	1,347,779	429,510
PNC Financial Services Group Inc.	2,576,613	426,249
Truist Financial Corp.	8,423,179	416,021
CME Group Inc.	2,284,797	403,632
Moody's Corp.	1,000,827	323,017
Travelers Cos. Inc.	1,517,367	289,999
Aflac Inc.	3,644,302	267,856
Arthur J Gallagher & Co.	1,331,087	260,520
Bank of New York Mellon Corp.	4,795,012	242,484
Ameriprise Financial Inc.	681,537	238,620
Allstate Corp.	1,720,154	220,988
State Street Corp.	2,327,197	212,543
Discover Financial Services	1,765,287	206,062
T Rowe Price Group Inc.	1,391,122	162,024
Fifth Third Bancorp	4,358,398	158,166
7

Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Raymond James Financial Inc.	1,218,991	137,466
Cincinnati Financial Corp.	998,058	112,930
FactSet Research Systems Inc.	240,838	101,860
W R Berkley Corp.	1,297,106	90,979
Brown & Brown Inc.	1,492,010	87,372
MarketAxess Holdings Inc.	238,770	86,877
Cboe Global Markets Inc.	673,358	82,742
Globe Life Inc.	574,418	69,418
Reinsurance Group of America Inc.	427,474	64,878
American Financial Group Inc.	443,756	63,275
RenaissanceRe Holdings Ltd.	290,161	56,782
Cullen/Frost Bankers Inc.	406,443	52,951
Commerce Bancshares Inc.	728,238	48,472
Assurant Inc.	335,268	44,453
Prosperity Bancshares Inc.	578,774	43,906
SEI Investments Co.	656,839	41,006
Erie Indemnity Co. Class A	158,865	38,819
SouthState Corp.	484,312	38,551
Morningstar Inc.	158,604	38,522
Primerica Inc.	234,536	37,936
Lincoln National Corp.	1,001,402	35,480
RLI Corp.	256,790	34,012
Bank OZK	701,499	32,037
Axis Capital Holdings Ltd.	487,492	30,502
Hanover Insurance Group Inc.	225,805	30,389
Evercore Inc. Class A	227,839	29,576
First Financial Bankshares Inc.	822,798	29,308
Home BancShares Inc.	1,203,734	28,733
UMB Financial Corp.	276,551	24,942
Assured Guaranty Ltd.	379,580	23,762
Independent Bank Corp. (XNGS)	290,859	23,179
American Equity Investment Life Holding Co.	440,884	21,008
Community Bank System Inc.	342,454	19,763
BOK Financial Corp.	185,771	18,670
Simmons First National Corp. Class A	824,687	18,399
Atlantic Union Bankshares Corp.	472,929	18,298
First Merchants Corp.	383,048	16,333
International Bancshares Corp.	333,009	15,608
Towne Bank	421,317	12,838
Cohen & Steers Inc.	157,970	11,606
Lakeland Financial Corp.	160,524	11,351
Stock Yards Bancorp Inc.	184,657	11,072
Sandy Spring Bancorp Inc.	284,640	9,621
Westamerica BanCorp	171,923	9,552
BancFirst Corp.	108,958	9,385
	Shares	Market Value• ($000)
Horace Mann Educators Corp.	259,732	9,249
Lakeland Bancorp Inc.	421,266	8,118
Federal Agricultural Mortgage Corp. Class C	57,702	7,673
Southside Bancshares Inc.	196,604	7,447
Tompkins Financial Corp.	81,380	6,130
1st Source Corp.	107,205	5,273
Horizon Bancorp Inc.	244,500	3,824
First Financial Corp.	70,355	3,160
Bank of Marin Bancorp	93,815	2,859
Southern Missouri Bancorp Inc.	47,917	2,320
		12,241,285
Health Care (15.0%)
UnitedHealth Group Inc.	5,933,763	2,962,075
Johnson & Johnson	16,603,468	2,713,339
Abbott Laboratories	11,073,306	1,224,154
Bristol-Myers Squibb Co.	13,749,187	998,878
Elevance Health Inc.	1,516,652	758,311
Medtronic plc	8,449,183	707,112
Stryker Corp.	2,139,336	542,985
Becton Dickinson and Co.	1,826,997	460,805
Humana Inc.	804,221	411,520
McKesson Corp.	918,053	347,648
AmerisourceBergen Corp. Class A	1,021,618	172,613
STERIS plc	632,926	130,705
West Pharmaceutical Services Inc.	470,147	124,871
Quest Diagnostics Inc.	745,608	110,708
Chemed Corp.	94,400	47,685
Ensign Group Inc.	353,926	33,004
Perrigo Co. plc	857,169	32,075
Embecta Corp.	366,604	9,675
Atrion Corp.	8,508	5,848
LeMaitre Vascular Inc.	120,171	5,670
National HealthCare Corp.	85,864	5,112
		11,804,793
Industrials (13.2%)
Honeywell International Inc.	4,285,714	893,486
United Parcel Service Inc. Class B (XNYS)	4,635,232	858,584
Caterpillar Inc.	3,304,833	833,776
Union Pacific Corp.	3,940,991	804,711
Lockheed Martin Corp.	1,499,958	694,871
Illinois Tool Works Inc.	1,774,726	418,906
Northrop Grumman Corp.	933,399	418,200
CSX Corp.	13,353,476	412,889
Eaton Corp. plc	2,526,016	409,745
Waste Management Inc.	2,372,632	367,117
Emerson Electric Co.	3,780,281	341,057
General Dynamics Corp.	1,437,869	335,110
L3Harris Technologies Inc.	1,208,865	259,688
Cintas Corp.	546,182	242,363
Cummins Inc.	899,065	224,353
Rockwell Automation Inc.	727,792	205,259
Fastenal Co.	3,635,751	183,787

8

Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
WW Grainger Inc.	285,537	168,318
Republic Services Inc. Class A	1,306,518	163,080
Dover Corp.	891,325	135,330
Xylem Inc.	1,144,277	119,016
IDEX Corp.	478,563	114,702
Expeditors International of Washington Inc.	1,010,174	109,250
JB Hunt Transport Services Inc.	526,403	99,517
Snap-on Inc.	339,359	84,409
Stanley Black & Decker Inc.	939,644	83,920
Nordson Corp.	340,933	82,949
Carlisle Cos. Inc.	328,815	82,487
Hubbell Inc. Class B	340,998	78,058
Toro Co.	672,355	74,981
CH Robinson Worldwide Inc.	746,451	74,772
Graco Inc.	1,069,831	73,091
Allegion plc	558,063	65,600
Lincoln Electric Holdings Inc.	366,850	61,216
Robert Half International Inc.	700,456	58,810
Regal Rexnord Corp.	420,714	58,563
HEICO Corp. Class A	437,841	58,531
Pentair plc	1,044,662	57,853
A O Smith Corp.	816,921	55,306
Lennox International Inc.	204,388	53,268
Donaldson Co. Inc.	778,589	48,545
HEICO Corp.	254,093	43,437
MDU Resources Group Inc.	1,294,001	39,998
Applied Industrial Technologies Inc.	245,181	35,112
MSA Safety Inc.	233,672	31,871
Ryder System Inc.	319,143	30,130
ManpowerGroup Inc.	321,079	27,985
GATX Corp.	224,367	25,679
Insperity Inc.	227,690	25,171
Franklin Electric Co. Inc.	247,502	22,349
Hillenbrand Inc.	442,593	20,740
ABM Industries Inc.	420,179	19,711
Brady Corp. Class A	298,733	15,973
McGrath RentCorp.	153,786	15,308
Trinity Industries Inc.	521,841	15,013
Griffon Corp.	304,797	12,460
Lindsay Corp.	69,473	10,881
Standex International Corp.	76,796	8,875
Tennant Co.	116,738	8,187
Matthews International Corp. Class A	198,439	7,350
Apogee Enterprises Inc.	145,657	6,823
Douglas Dynamics Inc.	148,124	5,986
Gorman-Rupp Co.	142,569	4,096
		10,398,609
Information Technology (23.3%)
Microsoft Corp.	10,914,783	2,704,792
Visa Inc. Class A	10,054,987	2,314,759
Mastercard Inc. Class A	5,418,822	2,008,215
Broadcom Inc.	2,564,255	1,500,115
Cisco Systems Inc.	26,077,639	1,269,199
Accenture plc Class A	3,999,446	1,116,045
Texas Instruments Inc.	5,763,735	1,021,391
QUALCOMM Inc.	7,075,296	942,500
	Shares	Market Value• ($000)
Oracle Corp.	9,991,111	883,814
Intuit Inc.	1,790,198	756,663
Automatic Data Processing Inc.	2,642,802	596,771
Analog Devices Inc.	3,341,758	573,011
KLA Corp.	905,671	355,458
Amphenol Corp. Class A	3,772,355	300,921
Roper Technologies Inc.	673,638	287,475
Motorola Solutions Inc.	1,061,490	272,814
Microchip Technology Inc.	3,484,649	270,478
TE Connectivity Ltd.	2,024,094	257,364
Paychex Inc.	2,035,450	235,827
HP Inc.	5,982,916	174,342
Corning Inc.	4,969,578	171,997
Broadridge Financial Solutions Inc.	745,373	112,074
Jack Henry & Associates Inc.	471,051	84,832
Littelfuse Inc.	156,697	40,223
Badger Meter Inc.	184,930	21,433
Cass Information Systems Inc.	77,926	3,784
		18,276,297
Materials (4.9%)
Linde plc	3,139,565	1,039,008
Air Products and Chemicals Inc.	1,406,620	450,836
Sherwin-Williams Co.	1,497,907	354,390
Nucor Corp.	1,712,879	289,511
Ecolab Inc.	1,573,311	243,596
Albemarle Corp.	743,763	209,332
PPG Industries Inc.	1,492,257	194,501
International Flavors & Fragrances Inc.	1,618,504	182,017
Avery Dennison Corp.	514,056	97,383
Reliance Steel & Aluminum Co.	372,509	84,727
Packaging Corp. of America	588,876	84,033
Celanese Corp. Class A	638,542	78,668
RPM International Inc.	820,140	73,739
Eastman Chemical Co.	796,269	70,207
Royal Gold Inc.	416,452	52,902
AptarGroup Inc.	413,588	47,827
Sonoco Products Co.	618,522	37,798
Ashland Inc.	336,725	36,794
Silgan Holdings Inc.	529,811	28,551
Westlake Corp.	218,998	26,882
Cabot Corp.	356,519	26,856
Balchem Corp.	203,835	26,627
HB Fuller Co.	337,172	23,299
Avient Corp.	542,227	21,971
Sensient Technologies Corp.	268,349	20,311
Scotts Miracle-Gro Co.	258,532	18,663
Quaker Chemical Corp.	86,426	17,015
Stepan Co.	134,926	14,820
Worthington Industries Inc.	191,276	10,878
Hawkins Inc.	122,181	4,765
		3,867,907
Utilities (3.2%)
NextEra Energy Inc.	12,620,378	941,859
Xcel Energy Inc.	3,474,573	238,946
WEC Energy Group Inc.	2,003,283	188,289
Eversource Energy	2,211,772	182,095

9

Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
American Water Works Co. Inc.	1,154,688	180,697
DTE Energy Co.	1,230,440	143,186
CMS Energy Corp.	1,843,538	116,493
Atmos Energy Corp.	868,960	102,138
Alliant Energy Corp.	1,595,115	86,184
Essential Utilities Inc.	1,516,671	70,874
IDACORP Inc.	320,721	33,935
National Fuel Gas Co.	578,213	33,571
New Jersey Resources Corp.	613,546	30,628
ONE Gas Inc.	343,600	28,299
American States Water Co.	234,960	22,126
California Water Service Group	348,889	21,342
MGE Energy Inc.	228,365	16,696
Chesapeake Utilities Corp.	112,244	14,152
SJW Group	170,773	13,219
Middlesex Water Co.	111,994	9,392
York Water Co.	89,059	4,048
		2,478,169
Total Common Stocks (Cost $59,906,736)		78,284,842
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund, 4.437% (Cost $159,229)	1,592,681	159,252
Total Investments (99.9%) (Cost $60,065,965)			78,444,094
Other Assets and Liabilities—Net (0.1%)			89,140
Net Assets (100%)			78,533,234
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2023	480	98,160	3,450

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Kroger Co.	1/31/24	GSI	44,630	(4.570)	—	—
Visa Inc. Class A	8/31/23	BANA	102,443	(4.227)	—	(315)
					—	(315)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At January 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $10,647,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Dividend Appreciation Index Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $59,906,736)	78,284,842
Affiliated Issuers (Cost $159,229)	159,252
Total Investments in Securities	78,444,094
Investment in Vanguard	2,921
Cash Collateral Pledged—Futures Contracts	5,090
Cash Collateral Pledged—Over-the-Counter Swap Contracts	2,040
Receivables for Investment Securities Sold	10,106
Receivables for Accrued Income	71,869
Receivables for Capital Shares Issued	7,485
Variation Margin Receivable—Futures Contracts	1,380
Total Assets	78,544,985
Liabilities
Due to Custodian	120
Payables for Investment Securities Purchased	2,123
Payables for Capital Shares Redeemed	7,030
Payables to Vanguard	2,163
Unrealized Depreciation—Over-the-Counter Swap Contracts	315
Total Liabilities	11,751
Net Assets	78,533,234
At January 31, 2023, net assets consisted of:

Paid-in Capital	62,556,656
Total Distributable Earnings (Loss)	15,976,578
Net Assets	78,533,234

ETF Shares—Net Assets
Applicable to 422,764,818 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	66,062,087
Net Asset Value Per Share—ETF Shares	$156.26

Admiral Shares—Net Assets
Applicable to 294,086,548 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,471,147
Net Asset Value Per Share—Admiral Shares	$42.41

See accompanying Notes, which are an integral part of the Financial Statements.
11

Dividend Appreciation Index Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends	1,524,292
Interest[1]	3,566
Securities Lending—Net	2
Total Income	1,527,860
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,751
Management and Administrative—ETF Shares	32,337
Management and Administrative—Admiral Shares	8,701
Marketing and Distribution—ETF Shares	2,551
Marketing and Distribution—Admiral Shares	445
Custodian Fees	300
Auditing Fees	32
Shareholders’ Reports—ETF Shares	1,388
Shareholders’ Reports—Admiral Shares	170
Trustees’ Fees and Expenses	27
Other Expenses	37
Total Expenses	47,739
Expenses Paid Indirectly	(4)
Net Expenses	47,735
Net Investment Income	1,480,125
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	2,782,977
Futures Contracts	(27,234)
Swap Contracts	2,186
Realized Net Gain (Loss)	2,757,929
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(5,755,218)
Futures Contracts	8,999
Swap Contracts	(317)
Change in Unrealized Appreciation (Depreciation)	(5,746,536)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,508,482)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,463,000, ($3,000), less than $1,000, and $23,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $3,222,592,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Dividend Appreciation Index Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,480,125	1,283,185
Realized Net Gain (Loss)	2,757,929	7,696,290
Change in Unrealized Appreciation (Depreciation)	(5,746,536)	3,906,835
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,508,482)	12,886,310
Distributions
ETF Shares	(1,250,613)	(1,043,492)
Admiral Shares	(233,770)	(206,613)
Total Distributions	(1,484,383)	(1,250,105)
Capital Share Transactions
ETF Shares	2,946,879	4,113,142
Admiral Shares	87,399	215,802
Net Increase (Decrease) from Capital Share Transactions	3,034,278	4,328,944
Total Increase (Decrease)	41,413	15,965,149
Net Assets
Beginning of Period	78,491,821	62,526,672
End of Period	78,533,234	78,491,821

See accompanying Notes, which are an integral part of the Financial Statements.
13

Dividend Appreciation Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$162.69	$137.11	$125.38	$104.09	$107.10
Investment Operations
Net Investment Income[1]	2.982	2.736	2.299	2.214	2.084
Net Realized and Unrealized Gain (Loss) on Investments	(6.439)	25.504	11.728	21.210	(3.056)
Total from Investment Operations	(3.457)	28.240	14.027	23.424	(.972)
Distributions
Dividends from Net Investment Income	(2.973)	(2.660)	(2.297)	(2.134)	(2.038)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.973)	(2.660)	(2.297)	(2.134)	(2.038)
Net Asset Value, End of Period	$156.26	$162.69	$137.11	$125.38	$104.09
Total Return	-2.02%	20.71%	11.44%	22.68%	-0.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$66,062	$65,589	$51,842	$42,217	$30,969
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.96%	1.74%	1.84%	1.90%	2.01%
Portfolio Turnover Rate[3]	12%	26%	25%	14%	16%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
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Dividend Appreciation Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$44.15	$37.21	$34.03	$28.25	$29.07
Investment Operations
Net Investment Income[1]	.801	.734	.617	.594	.560
Net Realized and Unrealized Gain (Loss) on Investments	(1.743)	6.920	3.179	5.757	(.830)
Total from Investment Operations	(.942)	7.654	3.796	6.351	(.270)
Distributions
Dividends from Net Investment Income	(.798)	(.714)	(.616)	(.571)	(.550)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.798)	(.714)	(.616)	(.571)	(.550)
Net Asset Value, End of Period	$42.41	$44.15	$37.21	$34.03	$28.25
Total Return[2]	-2.02%	20.67%	11.44%	22.65%	-0.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,471	$12,903	$10,685	$9,955	$6,755
Ratio of Total Expenses to Average Net Assets	0.08%[3]	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.72%	1.82%	1.87%	1.99%
Portfolio Turnover Rate[4]	12%	26%	25%	14%	16%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Dividend Appreciation Index Fund
Notes to Financial Statements
Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca, Inc.; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
16

Dividend Appreciation Index Fund
During the year ended January 31, 2023, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended January 31, 2023, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
17

Dividend Appreciation Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
18

Dividend Appreciation Index Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $2,921,000, representing less than 0.01% of the fund’s net assets and 1.17% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2023, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
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Dividend Appreciation Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	78,284,842	—	—	78,284,842
Temporary Cash Investments	159,252	—	—	159,252
Total	78,444,094	—	—	78,444,094
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,450	—	—	3,450
Swap Contracts	—	—	—	—
Total	3,450	—	—	3,450
Liabilities
Swap Contracts	—	315	—	315
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	3,222,290
Total Distributable Earnings (Loss)	(3,222,290)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition
20

Dividend Appreciation Index Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	125,286
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,492,949)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	18,344,241
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,484,383	1,250,105
Long-Term Capital Gains	—	—
Total	1,484,383	1,250,105
*	Includes short-term capital gains, if any.
As of January 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	60,099,853
Gross Unrealized Appreciation	20,171,860
Gross Unrealized Depreciation	(1,827,619)
Net Unrealized Appreciation (Depreciation)	18,344,241
F.	During the year ended January 31, 2023, the fund purchased $19,080,149,000 of investment securities and sold $16,031,896,000 of investment securities, other than temporary cash investments. Purchases and sales include $9,593,420,000 and $6,953,201,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2023, such purchases were $795,326,000 and sales were $726,474,000, resulting in net realized loss of $34,386,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Dividend Appreciation Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	9,908,220	64,894	22,417,718	148,569
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(6,961,341)	(45,275)	(18,304,576)	(123,525)
Net Increase (Decrease)—ETF Shares	2,946,879	19,619	4,113,142	25,044
Admiral Shares
Issued	1,662,170	40,062	1,970,820	46,680
Issued in Lieu of Cash Distributions	199,774	4,966	176,877	4,201
Redeemed	(1,774,545)	(43,189)	(1,931,895)	(45,799)
Net Increase (Decrease)—Admiral Shares	87,399	1,839	215,802	5,082
H.	Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Dividend Appreciation Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Dividend Appreciation Index Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023, the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the five years in the period ended January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 97.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,484,383,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $996,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
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The “S&P U.S. Dividend Growers Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Dividend Appreciation Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Dividend Appreciation Index Fund particularly or the ability of the S&P U.S. Dividend Growers Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P U.S. Dividend Growers Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P U.S. Dividend Growers Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Dividend Appreciation Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P U.S. Dividend Growers Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Dividend Appreciation Index Fund or the timing of the issuance or sale of Vanguard Dividend Appreciation Index Fund or in the determination or calculation of the equation by which Vanguard Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P U.S. Dividend Growers Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P U.S. DIVIDEND GROWERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S& P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF 40 SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School
(2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q6020 032023

Annual Report  |  January 31, 2023
Vanguard Global ESG Select Stock Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global ESG Select Stock Fund returned –2.39% for Investor Shares and –2.27% for Admiral Shares for the 12 months ended January 31, 2023. It outperformed its benchmark, the FTSE All-World Index, which returned –7.53%.
•	Despite some relief in midsummer and toward the end of the period, it was a volatile, challenging time for financial markets. Early on, inflation across much of the world continued climbing to multidecade highs amid supply-chain bottlenecks, rising energy and food prices, and broader price increases in goods and services. Central banks responded by aggressively tightening monetary policy. Later, it appeared that inflation might have peaked, and central banks began slowing their pace of interest rate hikes.
•	The fund had negative absolute returns in seven of the 10 industry sectors it invests in. Materials detracted most relative to the benchmark. Information technology, consumer discretionary, and financials were net contributors.
•	By market, U.S., Spanish, and Hong Kong stocks lifted relative returns the most. Canadian, Danish, and French stocks were net detractors, as was a lack of holdings in Australia.
•	From the fund’s June 5, 2019, inception through January 31, 2023, its annualized average returns of 13.34% for Investor Shares and 13.46% for Admiral Shares outpaced the benchmark’s 9.33% average return.
Market Barometer
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-8.55%	9.66%	9.38%
Russell 2000 Index (Small-caps)	-3.38	7.51	5.54
Russell 3000 Index (Broad U.S. market)	-8.24	9.51	9.12
FTSE All-World ex US Index (International)	-5.39	4.15	1.73
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-8.40%	-2.34%	0.89%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-3.25	-0.42	2.07
FTSE Three-Month U.S. Treasury Bill Index	1.87	0.78	1.29
CPI
Consumer Price Index	6.41%	5.06%	3.83%
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Advisor’s Report
For the 12 months ended January 31, 2023, Vanguard Global ESG Select Stock Fund returned –2.39% for Investor Shares and –2.27% for Admiral Shares, outperforming the –7.53% return of its benchmark, the FTSE All-World Index.
The investment environment
For the 12 months, global equities declined as markets were rattled by slowing economic growth, increased inflation, rising interest rates, and COVID-19 resurgences in some countries. Equities opened 2022 lower as volatility spiked sharply, driven by rising geopolitical instability and tighter monetary policy aimed at addressing accelerating inflation. Russia’s attack on Ukraine forced millions to flee Ukraine as fighting intensified. U.S. and NATO allies imposed severe sanctions on Russia, largely cutting off its economy from global financial markets and limiting its central bank’s ability to take counteractive measures.
Global equities fell sharply in the second quarter, with volatility remaining elevated as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, and constrained supply chains. Energy prices continued to rise as the crisis in Ukraine severely pressured oil and natural gas supplies.
In the third quarter, global equities fell as risk-off sentiment was driven by higher inflation, rising rates, geopolitical turmoil, and growing signs of a global slowdown. The U.S. Federal Reserve raised its target interest rate by 150 basis points over the quarter to rein in decades-high inflation. The European Central Bank ended its negative interest rate policy, raising rates by 125 basis points over the quarter. (A basis point is one-hundredth of a percentage point.)
Stocks rallied in the fourth quarter and the start of 2023 as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of rate hikes. In contrast, market sentiment was dented by anxiety about tighter central bank policy amid weakening global growth and cautious corporate commentary that added to fears of recession. Chinese equities soared after investors grew bullish on China’s 2023 economic outlook following the government’s abrupt COVID-19 pivot that ended mass testing, lockdowns, and quarantine for international travelers.
Our successes and shortfalls
The fund’s outperformance of its benchmark was driven primarily by strong stock selection in the information technology, consumer discretionary, and financial sectors, while selection in materials and industrials detracted. Sector allocation, a result of our bottom-up selection, did not meaningfully affect relative performance.
Merck and AIA Group were among the fund’s top relative contributors. Merck is a global health care company that markets prescription medicines, vaccines, biologic therapies, animal health, and consumer care products both directly and through joint ventures. We expect Merck’s stable return on capital to accelerate as it leans into its new drug pipeline and expands the use cases for its immunotherapy drug Keytruda. Merck has a forward-looking

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approach to long-term strategic issues, with a strong focus on internal talent development alongside a strong board and great management team. The company is in a strong position after the 2021 spin-off of its reproductive health business, Organon, with additional capital to invest into organic and inorganic research and development to further expand its leadership as a research-intensive biopharmaceutical company.
The share price of AIA, a Hong Kong-based multinational insurance company, climbed after management reported a rebound in new business value in China and Hong Kong following the easing of pandemic curbs. The company saw sales growth in both older branches and new locations in mainland China, supported by a rebound in activity in Shanghai. Its Hong Kong business was helped by sales to mainland Chinese visitors through Macau as well as Bank of East Asia outlets. AIA’s culture values staff and customers, recognizing the importance of trust and human capital to the business’s long-term success. It focuses closely on knowing its customers and treating them fairly through data protection and cybersecurity oversight and has a strong whistleblower policy. We believe AIA has attractive long-term growth prospects in developing regions like China that are beginning to embrace financial planning and more sophisticated savings vehicles.
Recruit Holdings, a Japan-based human resources company, was among the biggest relative detractors for the 12 months. Market sentiment weighed on its share price as investors grew increasingly concerned about a possible recession or downturn that would hinder Recruit’s ability to generate revenue amid a slowdown in worldwide staffing. Recruit focuses on creating value through information, with its long-term success requiring a strong emphasis on ethics and data protection as well as adaptability to changing expectations from customers and society. The management team is highly innovative and adaptable, enabling it to successfully digitalize the company’s business model.
The fund’s positioning and investment strategy
Our investment philosophy is grounded in the idea that sustainable financial strength plus superior stewardship is a powerful combination, often overlooked as a source of competitive advantage and a driver of alpha. We believe the best way to balance return and responsibility is to extend the investment time horizon, because these considerations converge over the long term. The portfolio thus reflects our conviction that:
•	Companies with high returns on capital and strong stewardship are advantaged in outperforming peers and the market.
•	Patience and portfolio construction are two core disciplines that allow us to focus and develop differentiated insights that ultimately drive shareholder returns over the long term.
•	Active ownership through engagement and proxy voting are fiduciary responsibilities that can positively influence company behavior and reinforce the tenets that we believe lead to sustained outperformance.
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Rather than focus exclusively on environmental, social, and governance factors, our approach takes a more holistic view of corporate responsibility. We call this stewardship. We do not rely on third-party ESG research or prescribed ESG screening methodologies. Rather, the portfolio is constructed by selecting stocks based on their individual merits and by applying our own quantitative and qualitative judgment to ensure that each company meets our high standards for stewardship.
Our investment universe is focused on the largest and most liquid global equities, which initially biases our selection to companies that have been around the longest, with higher-than-average returns on equity and more sophisticated approaches to stewardship, consistent with our investment framework. Our approach is to seek to invest in what we believe to be the “best of the best.” We then conduct detailed fundamental analysis on each company, evaluating the sustainability of financial returns, the history of capital allocation, ESG priorities, aptitude and attitude toward engagement, and a company’s desire to pursue best-in-class stewardship.
A critical element of the research process involves understanding how companies balance the interests of all stakeholders, prioritize ESG risks and opportunities, and integrate material ESG factors into strategy and long-term planning. Ultimately, we typically invest in around 35 to 45 stocks across regions and sectors that meet our fundamental and stewardship criteria. Valuation does not drive investment decisions but is used as an input for position sizing. The portfolio is constructed to reduce country, sector, and style biases, so that stock-specific factors are the main drivers of risk and return.
The past year’s challenges contrasted with the supportive macroeconomic backdrop of the prevailing cycle, which arguably had been in place for 10-plus years. Although we do not make top-down forecasts to position the portfolio, the world is changing as we examine things from the bottom up, reinforcing the importance of owning adaptable companies. Looking ahead, we believe companies will face higher inflation, rates, and cost of capital. We see labor challenges persisting in many regions, particularly as companies try to recruit and retain entry-level workers. The balance of power is shifting away from the providers of capital, and this is likely to result in upward, secular pressure on wages. As another example, COVID-19 exposed the fragility of just-in-time inventory and complex, multinational supply chains. We expect an evolution to increased onshoring, diversified and redundant sourcing, and higher inventory levels. This will also increase input costs over time.
We see two important investment implications from this macroeconomic shift. First, it will become even more important for companies to successfully balance the needs of shareholders and stakeholders. We have always assessed managements and boards on their ability to consider important trade-offs and to act in a way that maximizes the benefit to all. In coming years, leading companies will outperform based on their capacity to attract, pay, and retain talent. They will equally distinguish themselves by strengthening supply chains to be more
4

resilient and dependable. Success in these areas will have to be weighed against the obligation to provide an attractive return to investors. We will continue to favor companies that we believe can solve this multidimensional puzzle.
Second, there will be more emphasis on strong stewards of capital and resources. We believe these leaders will increasingly be recognized across a broad set of industries and geographies. At the risk of overgeneralization, the market disproportionately valued tech and consumer relative to cyclical sectors for the 10 years leading into 2022. The same can be said for U.S. stocks relative to the rest of the world and for companies with high top-line growth. Now it seems the regime is changing. Our portfolio is not dependent on the status quo nor on one particular path forward.
We believe it is our fiduciary duty to actively engage with portfolio companies, on behalf of fund holders. We aim to support or influence decisions that can maximize long-term stakeholder and shareholder value. Leveraging Wellington’s corporate access and relationships, we engage directly with company managements and boards to identify and understand ESG risks and opportunities. We challenge insular thinking. We help prioritize governance factors that matter to longstanding owners. We offer guidance on environmental and social issues for which companies may lack broader perspective.
Lastly, engagement enables us to hold boards and managements accountable for their actions. We hope to invest in companies that prioritize their long-term health and sustained returns on capital rather than capitulating to short-term performance pressures and seeking growth at all costs. We are particularly attracted to situations where we believe financial returns may be higher or last longer than the market anticipates. To support these aspirations, we aim to meet at least annually with managements and a board director for every security we own, focusing on the ESG considerations that we believe are most material to creating long-term value.
Mark D. Mandel, CFA,
Senior Managing Director,
Equity Portfolio Manager
Yolanda C. Courtines, CFA,
Senior Managing Director,
Equity Portfolio Manager
Wellington Management Company llp
February 13, 2023
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended January 31, 2023
	Beginning Account Value 7/31/2022	Ending Account Value 1/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,063.40	$3.02
Admiral™ Shares	1,000.00	1,064.00	2.50
Based on Hypothetical 5% Yearly Return
Global ESG Select Stock Fund
Investor Shares	$1,000.00	$1,022.28	$2.96
Admiral Shares	1,000.00	1,022.79	2.45
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.58% for Investor Shares and 0.48% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Global ESG Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 5, 2019, Through January 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended January 31, 2023
	One Year	Since Inception (6/5/2019)	Final Value of a $10,000 Investment
Global ESG Select Stock Fund Investor Shares	-2.39%	13.34%	$15,811
FTSE All-World Index	-7.53	9.33	13,859
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (6/5/2019)	Final Value of a $50,000 Investment
Global ESG Select Stock Fund Admiral Shares	-2.27%	13.46%	$79,355
FTSE All-World Index	-7.53	9.33	69,293
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

Global ESG Select Stock Fund
Fund Allocation
As of January 31, 2023

United States	43.7%
Netherlands	10.0
United Kingdom	8.7
France	6.9
Spain	6.3
Japan	5.4
Taiwan	5.0
Canada	4.9
Switzerland	3.4
Hong Kong	3.0
Singapore	2.7
The table reflects the fund's investments, except for short-term investments.
9

Global ESG Select Stock Fund
Financial Statements
Schedule of Investments
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.6%)
Canada (4.7%)
	Bank of Nova Scotia	488,311	26,435
	BCE Inc.	312,349	14,766
			41,201
France (6.8%)
	Cie Generale des Etablissements Michelin SCA	788,409	24,929
	Schneider Electric SE	107,188	17,388
	L'Oreal SA	39,851	16,455
			58,772
Hong Kong (2.9%)
	AIA Group Ltd.	2,247,119	25,410
Japan (5.3%)
	Recruit Holdings Co. Ltd.	920,800	29,613
	Mitsubishi UFJ Financial Group Inc.	2,264,800	16,589
			46,202
Netherlands (9.8%)
	Koninklijke DSM NV	212,027	27,267
	ING Groep NV	1,787,369	25,882
	ASML Holding NV (Registered) NYRS	26,764	17,687
	Wolters Kluwer NV	123,960	13,514
	ASML Holding NV	815	539
			84,889
Singapore (2.6%)
	DBS Group Holdings Ltd.	828,187	22,673
Spain (6.1%)
	Industria de Diseno Textil SA	996,668	31,117
	Iberdrola SA (XMAD)	1,846,964	21,668
*	Iberdrola SA	30,045	351
			53,136
Switzerland (3.3%)
	Novartis AG (Registered)	321,418	29,059
Taiwan (4.9%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,393,163	42,232
		Shares	Market Value• ($000)
United Kingdom (8.5%)
	GSK plc	1,285,242	22,575
	National Grid plc	1,643,180	20,889
	Compass Group plc	633,920	15,143
	Diageo plc	342,738	14,987
			73,594
United States (42.7%)
	Microsoft Corp.	179,736	44,540
	Prologis Inc.	237,297	30,678
	Visa Inc. Class A	133,047	30,629
	Home Depot Inc.	89,739	29,091
	Northern Trust Corp.	290,466	28,166
	Texas Instruments Inc.	152,957	27,106
*	Edwards Lifesciences Corp.	335,234	25,712
	Cisco Systems Inc.	517,824	25,202
	Merck & Co. Inc.	223,602	24,017
	Deere & Co.	46,883	19,824
	Ecolab Inc.	113,661	17,598
	Progressive Corp.	114,250	15,578
	Accenture plc Class A	54,731	15,273
	Colgate-Palmolive Co.	185,575	13,831
	Trane Technologies plc	73,147	13,102
	Automatic Data Processing Inc.	45,990	10,385
			370,732
Total Common Stocks (Cost $754,296)			847,900
10

Global ESG Select Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[1] Vanguard Market Liquidity Fund, 4.437% (Cost $23,400)	234,043	23,402
Total Investments (100.3%) (Cost $777,696)		871,302
Other Assets and Liabilities—Net (-0.3%)		(2,357)
Net Assets (100%)		868,945
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Global ESG Select Stock Fund
Statement of Assets and Liabilities
As of January 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $754,296)	847,900
Affiliated Issuers (Cost $23,400)	23,402
Total Investments in Securities	871,302
Investment in Vanguard	30
Foreign Currency, at Value (Cost $942)	942
Receivables for Investment Securities Sold	9
Receivables for Accrued Income	1,033
Receivables for Capital Shares Issued	1,719
Total Assets	875,035
Liabilities
Payables for Investment Securities Purchased	5,221
Payables for Capital Shares Redeemed	272
Payables to Investment Advisor	499
Payables to Vanguard	98
Total Liabilities	6,090
Net Assets	868,945
At January 31, 2023, net assets consisted of:

Paid-in Capital	787,966
Total Distributable Earnings (Loss)	80,979
Net Assets	868,945

Investor Shares—Net Assets
Applicable to 6,004,802 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	177,808
Net Asset Value Per Share—Investor Shares	$29.61

Admiral Shares—Net Assets
Applicable to 18,665,759 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	691,137
Net Asset Value Per Share—Admiral Shares	$37.03
See accompanying Notes, which are an integral part of the Financial Statements.
12

Global ESG Select Stock Fund
Statement of Operations

Year Ended January 31, 2023
($000)
Investment Income
Income
Dividends[1]	17,942
Interest[2]	339
Total Income	18,281
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,684
Performance Adjustment	174
The Vanguard Group—Note C
Management and Administrative—Investor Shares	458
Management and Administrative—Admiral Shares	1,224
Marketing and Distribution—Investor Shares	14
Marketing and Distribution—Admiral Shares	29
Custodian Fees	25
Auditing Fees	33
Shareholders’ Reports—Investor Shares	26
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	—
Other Expenses	28
Total Expenses	3,706
Net Investment Income	14,575
Realized Net Gain (Loss)
Investment Securities Sold[2]	(12,581)
Foreign Currencies	(338)
Realized Net Gain (Loss)	(12,919)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(12,481)
Foreign Currencies	11
Change in Unrealized Appreciation (Depreciation)	(12,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,814)
1	Dividends are net of foreign withholding taxes of $1,245,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $339,000, ($5,000), less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Global ESG Select Stock Fund
Statement of Changes in Net Assets

	Year Ended January 31,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,575	9,979
Realized Net Gain (Loss)	(12,919)	9,849
Change in Unrealized Appreciation (Depreciation)	(12,470)	70,974
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,814)	90,802
Distributions
Investor Shares	(3,362)	(4,101)
Admiral Shares	(13,272)	(14,372)
Total Distributions	(16,634)	(18,473)
Capital Share Transactions
Investor Shares	15,722	65,231
Admiral Shares	105,498	304,765
Net Increase (Decrease) from Capital Share Transactions	121,220	369,996
Total Increase (Decrease)	93,772	442,325
Net Assets
Beginning of Period	775,173	332,848
End of Period	868,945	775,173
See accompanying Notes, which are an integral part of the Financial Statements.
14

Global ESG Select Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,			May 21, 2019[1] to January 31, 2020
	2023	2022	2021
Net Asset Value, Beginning of Period	$30.97	$26.32	$22.34	$20.00
Investment Operations
Net Investment Income[2]	.524	.487	.378	.258
Net Realized and Unrealized Gain (Loss) on Investments	(1.298)	5.004	3.866	2.257
Total from Investment Operations	(.774)	5.491	4.244	2.515
Distributions
Dividends from Net Investment Income	(.467)	(.386)	(.229)	(.167)
Distributions from Realized Capital Gains	(.119)	(.455)	(.035)	(.008)
Total Distributions	(.586)	(.841)	(.264)	(.175)
Net Asset Value, End of Period	$29.61	$30.97	$26.32	$22.34
Total Return[3]	-2.39%	20.86%	19.06%	12.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$178	$169	$86	$34
Ratio of Total Expenses to Average Net Assets	0.57%[4]	0.56%[4]	0.55%[4]	0.58%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.88%	1.61%	1.62%	1.81%[5]
Portfolio Turnover Rate	38%	19%	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, and 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Global ESG Select Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended January 31,			May 21, 2019[1] to January 31, 2020
	2023	2022	2021
Net Asset Value, Beginning of Period	$38.73	$32.91	$27.93	$25.00
Investment Operations
Net Investment Income[2]	.684	.649	.504	.338
Net Realized and Unrealized Gain (Loss) on Investments	(1.609)	6.258	4.830	2.823
Total from Investment Operations	(.925)	6.907	5.334	3.161
Distributions
Dividends from Net Investment Income	(.626)	(.517)	(.310)	(.221)
Distributions from Realized Capital Gains	(.149)	(.570)	(.044)	(.010)
Total Distributions	(.775)	(1.087)	(.354)	(.231)
Net Asset Value, End of Period	$37.03	$38.73	$32.91	$27.93
Total Return[3]	-2.27%	20.99%	19.17%	12.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$691	$606	$247	$74
Ratio of Total Expenses to Average Net Assets	0.47%[4]	0.46%[4]	0.45%[4]	0.48%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.97%	1.71%	1.71%	1.89%[5]
Portfolio Turnover Rate	38%	19%	21%	15%
1	The subscription period for the fund was May 21, 2019, to June 4, 2019, during which time all assets were held in cash. Performance measurement began June 5, 2019, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, and 0.00%.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
See accompanying Notes, which are an integral part of the Financial Statements.
16

Global ESG Select Stock Fund
Notes to Financial Statements
Vanguard Global ESG Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
17

Global ESG Select Stock Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended January 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
18

Global ESG Select Stock Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.   Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the FTSE All-World Index since July 31, 2019. For the year ended January 31, 2023, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net increase of $174,000 (0.02%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2023, the fund had contributed to Vanguard capital in the amount of $30,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
19

Global ESG Select Stock Fund
The following table summarizes the market value of the fund's investments as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	411,933	—	—	411,933
Common Stocks—Other	17,687	418,280	—	435,967
Temporary Cash Investments	23,402	—	—	23,402
Total	453,022	418,280	—	871,302
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,338
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(12,594)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	92,177
The tax character of distributions paid was as follows:
	Year Ended January 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	16,027	15,894
Long-Term Capital Gains	607	2,579
Total	16,634	18,473
*	Includes short-term capital gains, if any.
20

Global ESG Select Stock Fund
As of January 31, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	779,130
Gross Unrealized Appreciation	124,068
Gross Unrealized Depreciation	(31,896)
Net Unrealized Appreciation (Depreciation)	92,172
F.  During the year ended January 31, 2023, the fund purchased $392,460,000 of investment securities and sold $278,424,000 of investment securities, other than temporary cash investments.
G.  Capital share transactions for each class of shares were:
	Year Ended January 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	51,485	1,829	125,865	4,203
Issued in Lieu of Cash Distributions	2,932	104	3,550	113
Redeemed	(38,695)	(1,394)	(64,184)	(2,117)
Net Increase (Decrease)—Investor Shares	15,722	539	65,231	2,199
Admiral Shares
Issued	229,900	6,607	414,883	11,050
Issued in Lieu of Cash Distributions	11,097	317	11,765	301
Redeemed	(135,499)	(3,904)	(121,883)	(3,207)
Net Increase (Decrease)—Admiral Shares	105,498	3,020	304,765	8,144
H.  Management has determined that no events or transactions occurred subsequent to January 31, 2023, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Specialized Funds and Shareholders of Vanguard Global ESG Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global ESG Select Stock Fund (one of the funds constituting Vanguard Specialized Funds, referred to hereafter as the "Fund") as of January 31, 2023, the related statement of operations for the year ended January 31, 2023 and the statement of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended January 31, 2023 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2023 and the financial highlights for each of the three years in the period ended January 31, 2023 and for the period May 21, 2019 (commencement of subscription period) through January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 23, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 36.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $14,865,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $81,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $607,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $13,040,000 and foreign taxes paid of $1,153,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
23

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Global ESG Select Stock Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2019; it also took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management seeks to invest in global mid- and large-capitalization companies with high financial productivity and leading environmental, social, and governance (ESG) practices. Wellington Management conducts proprietary investment and ESG research to construct a highly selective stock portfolio, representing 40 to 50 stocks that will be owned for an extended time period. Additionally, the advisor engages with company management and votes proxies.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
24

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.

25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Corporation Ltd. (climate policy advisory services). Member of the board of directors of Arcadia Corporation (energy solution technology).
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.
Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q5470 032023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2023: $218,000
Fiscal Year Ended January 31, 2022: $224,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2023: $10,494,508
Fiscal Year Ended January 31, 2022: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended January 31, 2023: $2,757,764
Fiscal Year Ended January 31, 2022: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended January 31, 2023: $5,202,689
Fiscal Year Ended January 31, 2022: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended January 31, 2023: $298,000
Fiscal Year Ended January 31, 2022: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2023: $5,500,689
Fiscal Year Ended January 31, 2022: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 24, 2023

VANGUARD SPECIALIZED FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: March 24, 2023

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.